Exhibit 10.8

                           Supplemental Agreement No. 25

                                        to

                            Purchase Agreement No. 1810

                                      between

                                 THE BOEING COMPANY

                                        and

                               SOUTHWEST AIRLINES CO.

                     Relating to Boeing Model 737-7H4 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of December 21, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Boeing ***and;

      WHEREAS, Boeing and Buyer have agreed to accelerate Block T Aircraft, one (1) in June 2004 and one (1) in July 2004 to become two (2) in January 2004 and;

      WHEREAS, Boeing and Buyer have agreed to slide two (2) Block T Aircraft from July 2004 to one (1) each in September 2004 and October 2004 and;




***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.




P.A. No. 1810                        SA-25-1
K/SWA

      WHEREAS, Boeing and Buyer have agreed to slide Block M Option Aircraft, three (3) in March 2004 and two (2) in April 2004 to become one (1) September 2004, two (2) November 2004 and two (2) December 2004.

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-933R15 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R16 which is attached hereto and is incorporated into the Agreement by this reference.
  NOTE - Buyer now has six (6) 'banked' Rollover OptionAircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, and 24 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R16.

5. Letter Agreement No. 6-1162-KJJ-055 entitled "Structural Matters," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-KJJ -055R1 which is attached hereto and is incorporated into the Agreement by this reference.

6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred forty-two(242) Model 737-7H4 Aircraft, eighty-one (81) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.





P.A. No. 1810                        SA-25-2
K/SWA

7.    Boeing will provide Buyer ***

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			SOUTHWEST AIRLINES CO.



By:   /s/ J.A. McGarvey             By: /s/ Laura Wright

Its:    Attorney-In-Fact            Its: VP Finance & Treasurer

P.A. No. 1810                           iii
K/SWA                                                                SA-25

                                  TABLE OF CONTENTS


                                                            Page          SA
                                                          Number      Number

ARTICLES

1.    Subject Matter of Sale                                 1-1       SA-13

2.    Delivery, Title and Risk of Loss                       2-1       SA-25

3.    Price of Aircraft                                      3-1       SA-25

4.    Taxes                                                  4-1

5.    Payment                                                5-1

6.    Excusable Delay                                        6-1

7.    Changes to the Detail Specification                    7-1        SA-1

8.    Federal Aviation Requirements and
      Certificates and Export License                        8-1

9.    Representatives, Inspection,
      Flights and Test Data                                  9-1

10.   Assignment, Resale or Lease                           10-1

11.   Termination for Certain Events                        11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                         12-1

13.   Buyer Furnished Equipment and
      Spare Parts                                           13-1

14.   Contractual Notices and Requests                      14-1

15.   Miscellaneous                                         15-1

P.A. No. 1810                        iv
K/SWA                                                              SA-25

                                TABLE OF CONTENTS CON'T


                                                                            SA
                                                                        Number

EXHIBITS

A     Aircraft Configuration                                           SA-13

B     Product Assurance Document                                        SA-1

C     Customer Support Document

D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                                 SA-13

E     Buyer Furnished Equipment
      Provisions Document

F     Defined Terms Document




LETTER AGREEMENTS


1810-1     Waiver of Aircraft Demonstration Flight

P.A. No. 1810                             ii
K/SWA                                                                 SA-25

                                 TABLE OF CONTENTS CON'T


                                                                          SA
                                                                      Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2  Promotional Support                                  SA-13

6-1162-RLL-933R16 Option Aircraft                                      SA-25

6-1162-RLL-934R3  Disclosure of Confidential                           SA-14
	            Information

6-1162-RLL-935R1  Performance Guarantees                                SA-1

6-1162-RLL-936R4  Certain Contractual Matters                           SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft                    SA-1

6-1162-RLL-940R1  Training Matters                                      SA-1

6-1162-RLL-941R2  Other Matters                                        SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                                   SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters                        SA-4

6-1162-RLL-1856   ***                                                   SA-1

6-1162-RLL-1857   Service Ready Validation Program                      SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                                    SA-4

P.A. No. 1810                         iii
K/SWA                                                              SA-25

                                 TABLE OF CONTENTS CON'T



                                                                          SA
                                                                      Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                               SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft                        SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                          SA-1

6-1162-KJJ-054    Business Matters                                     SA-13

6-1162-KJJ-055R1  Structural Matters                                   SA-25

6-1162-KJJ-056    Noise and Emission Matters                           SA-13

6-1162-KJJ-057    Product Development Matters                          SA-13

6-1162-KJJ-058    Additional Substitution Rights                       SA-13

6-1162-KJJ-150    Flight Control Computer & Mode                       SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                          SA-21
                  Matters








P.A. No. 1810                            iv
K/SWA                                                              SA-25

ARTICLE 2.  Delivery, Title and Risk of Loss.

      2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

	               Month and Year
                      of Delivery        Quantity of Aircraft

                             Block E Aircraft
                     December 2000             Two (2)
                     January 2001              One (1)
                     February 2001             One (1)
                     March 2001                Two (2)
                     June 2001                 Three (3)
                     September 2001            Three (1)

                             Block F Aircraft
                     October 1998              One (1)
                     November 1998             Two (2)
                     December 1998             Two (2)

                             Block G Aircraft
                     March 1999                Two (2)

                             Block H Aircraft
                     June 1999                 Two (2)
                     July 1999                 One (1)
                     August 1999               One (1)
                     September 1999            Two (2)
                     October 1999              One (1)
                     March 2000                One (1)
                     April 2000                Two (2)
                     September 2000            One (1)
                     October 2000              Two (2)
                     March 2001                Two (2)
                     April 2001                One (1)
                     October 2001              Three (3)

                             Block I Aircraft
                     November 2001             Two (2)
                     December 2001             One (1)
                     January 2002              One (1)
                     March 2002                Four (4)
                     April 2002                Two (2)
                     December 2002             Two (2)
                     May 2003                  One (1)
                     June 2003                 Two (2)
                     July 2003                 One (1)
                     September 2003            Two (2)
                     October 2003              Two (2)

P.A. No. 1810                      2-1
K/SWA                                                             SA-25

                             Block J Aircraft
                     November 2002             One (1)
                     December 2002             One (1)
                     November 2003             Two (2)
                     December 2003             Two (2)
                     March 2004                One (1)

                             Block K Aircraft
                     March 2004                One (1)
                     April 2004              Three (3)
                     May 2004                  One (1)

                             Block L Aircraft
                     October 1999             One (1)
                     November 1999            Two (2)
                     December 1999            One (1)
                     June 2000              Three (3)
                     July 2000              Three (3)
                     September 2000           One (1)
                     October 2000             One (1)
                     November 2000           Four (4)
                     December 2000            One (1)
                     January 2001             One (1)
                     February 2001            One (1)
                     July 2001                One (1)
                     September 2001           One (1)
                     October 2001             One (1)
                     March 2003               One (1)
                     April 2003               One (1)
                     July 2003                One (1)
                     August 2003              Two (2)

                             Block T Aircraft
                     November 2001            One (1)
                     February 2002            One (1)
                     January 2004             Two (2)
                     May 2004                 One (1)
                     June 2004              Three (3)
                     July 2004                One (1)
                     August 2004              Two (2)
                     September 2004         Three (3)
                     October 2004             One (1)
                     November 2004            One (1)


P.A. No. 1810                         2-2
K/SWA                                                            SA-25
                     December 2004            One (1)
                     January 2005            Five (5)
                     February 2005            Two (2)
                     March 2005               One (1)
                     April 2005               Two (2)
                     May 2005                 One (1)
                     June 2005              Three (3)
                     July 2005                Two (2)
	               August 2005              One (1)
                     September 2005           Two (2)
                     October 2005             One (1)
                     November 2005            Two (2)
                     December 2005            Two (2)
                     February 2006           Four (4)
                     May 2006               Three (3)
                     June 2006               Four (4)
                     July 2006                One (1)
                     August 2006            Three (3)
                     September 2006         Three (3)
                     November 2006            Two (2)
                     December 2006            Two (2)
                     January 2007             Two (2)
                     February 2007          Three (3)
                     March 2007               Two (2)
                     April 2007               Two (2)
                     May 2007                 Two (2)
                     June 2007                Two (2)
                     July 2007                Two (2)
                     August 2007              Two (2)
                     September 2007           Two (2)
                     October 2007             Two (2)
                     November 2007            Two (2)
                     December 2007            Two (2)
                     January 2008             One (1)
                     February 2008            One (1)
                     March 2008               One (1)
                     April 2008               One (1)
                     May 2008                 One (1)
                     June 2008                One (1)

      2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

      2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.




P.A. No. 1810                      2-3
K/SWA                                                          SA-25

      2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

      2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

      2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.






















P.A. No. 1810                      2-4
K/SWA                                                          SA-25

ARTICLE 3.  Price of Aircraft.

      3.1   Definitions.

            3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

            3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

            3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

            3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

            3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

      3.2   Aircraft Basic Price.

            The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                     Base                Special               Aircraft
                     Aircraft Price      Features              Basic Price
Block A, B, C,       ***                 ***                   ***
D & E Aircraft
Block F & G          ***                 ***                   ***
Aircraft
Block H              ***                 ***                   ***
Aircraft
Block I              ***                 ***                   ***
Aircraft
Block J              ***                 ***                   ***
Aircraft
Block K              ***                 ***                   ***
Aircraft
Block L              ***                 ***                   ***
Aircraft
Block T              ***                 ***                   ***
Aircraft


P.A. No. 1810
K/SWA                                                              SA-25

      3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

            3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus

            3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations
- Aircraft) for Aircraft Block T; plus

            3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

      3.4   Advance Payment Base Price.

            3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

                  Month and Year of            Advance Payment Base
                  Scheduled Delivery           Price per Aircraft

                                Block A Aircraft***
                  November 1997
                  October 1997



	                          Block B Aircraft***
                  January 1998
                  February 1998
                  March 1998
                  April 1998
                  May 1998
                  June 1998
                  July 1998
                  September 1998


P.A. No. 1810                         3-2
K/SWA                                                               SA-25

                                Block C Aircraft***
                  February 1999
                  May 1999
                  July 1999
                  August 1999
                  September 1999

                                Block D Aircraft***
                  November 1999
                  December 1999
                  January 2000
                  March 2000
                  July 2000
                  August 2000

                                Block E Aircraft***
                  December 2000
                  January 2001
                  February 2001
                  March 2001
                  June 2001
                  September 2001

                                Block F Aircraft***
                  October 1998
                  November 1998
                  December 1998

                                Block G Aircraft***
                  March 1999

                                Block H Aircraft***
                  June 1999
                  July 1999
                  August 1999
                  September 1999
                  October 1999
                  March 2000
                  April 2000
                  September 2000
                  October 2000
                  March 2001
                  April 2001
                  October 2001

                                Block I Aircraft***


P.A. No. 1810                        3-3
K/SWA                                                              SA-25

                  November 2001
                  December 2001
                  January 2002
                  March 2002
                  April 2002
                  December 2002
                  May 2003
                  June 2003
                  July 2003
                  September 2003
                  October 2003

                                Block J Aircraft***
                  November 2002
                  December 2002
                  November 2003
                  December 2003
                  March 2004

                                Block K Aircraft***
                  March 2004
                  April 2004
                  May 2004

                                Block L Aircraft***
                  October 1999
                  November 1999
                  December 1999
                  June 2000
                  July 2000
                  September 2000
                  October 2000
                  November 2000
                  December 2000
                  January 2001
                  February 2001
                  July 2001
                  September 2001
                  October 2001
                  March 2003
                  April 2003
                  July 2003
                  August 2003

                                Block T Aircraft***
                  November 2001
                  February 2002
                  January 2004
                  May 2004


P.A. No. 1810                       3-4
K/SWA                                                          SA-25

                  June 2004
                  July 2004
                  August 2004
                  September 2004
                  October 2004
                  November 2004
                  December 2004
                  January 2005
                  February 2005
                  March 2005
                  April 2005
                  May 2005
                  June 2005
                  July 2005
                  August 2005
                  September 2005
                  October 2005
                  November 2005
                  December 2005
                  February 2006
                  May 2006
                  June 2006
                  July 2006
                  August 2006
                  September 2006
                  November 2006
                  December 2006
                  January 2007
                  February 2007
                  March 2007
                  April 2007
                  May 2007
                  June 2007
                  July 2007
                  August 2007
                  September 2007
                  October 2007
                  November 2007
                  December 2007
                  January 2008
                  February 2008
                  March 2008
                  April 2008
                  May 2008
                  June 2008

      3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for

P.A. No. 1810                  3-5
K/SWA                                                       SA-25
each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.


































P.A. No. 1810                      3-6
K/SWA                                                       SA-25

6-1162-RLL-933R16


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:      Letter Agreement No. 6-1162-RLL-933R16 to
              Purchase Agreement No. 1810 -
              Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) eighty-one (81) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.

1.    Delivery of Option Aircraft.

      The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

<Section>
                        Number of   Option
      Month and Year    Option      Aircraft
      of Delivery       Aircraft    Block
      June 2004         Two (2)       M
      July 2004         Two (2)       M
      September 2004    One (1)       M
      October 2004      Four (4)      M
      November 2004     Two (2)       M
      December 2004     Two (2)       M

P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16    Page 2

                        Number of   Option
      Month and Year    Option      Aircraft
      of Delivery       Aircraft    Block
      February 2005     One (1)        N
      March 2005        Four (4)       N
      April 2005        Two (2)        N
      May 2005          One (1)        N
      June 2005         One (1)        N
      July 2005         One (1)        N
      August 2005       One (1)        N
      September 2005    Three (3)      N
      October 2005      Two (2)        N
      November 2005     One (1)        N
      December 2005     One (1)        N

      January 2006      Two (2)        O
      March 2006        Three (3)      O
      April 2006        Two (2)        O
      May 2006          Two (2)        O
      June 2006         One (1)        O
      July 2006         Two (2)        O
      August 2006       One (1)        O
      October 2006      One (1)        O
      November 2006     One (1)        O
      December 2006     One (1)        O

      April 2007        One (1)        P
      May 2007          One (1)        P
      June 2007         One (1)        P
      July 2007         One (1)        P
      August 2007       One (1)        P
      September 2007    One (1)        P
      October 2007      One (1)        P
      November 2007     One (1)        P
      December 2007     One (1)        P

      January 2008      Two (2)        U
      February 2008     Three (3)      U
      March 2008        Two (2)        U
      April 2008        Two (2)        U
      May 2008          Two (2)        U
      June 2008         Two (2)        U
      July 2008         Two (2)        U
      August 2008       Two (2)        U
      September 2008    Two (2)        U
      October 2008      Two (2)        U
      November 2008     Two (2)        U
      December 2008     Two (2)        U

P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16    Page 3

2.    Delivery of Rollover Option Aircraft.

      2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forthin the following schedule:

                                          Option
      Year of     Number of               Aircraft
      Delivery    Option Aircraft         Block
      2007        Twenty (20)                 Q
      2008        Twenty (20)                 R
      2009        Six (6)                     S
      2009-2012   One hundred seventy one     V
                  (171)

      2.2 The two hundred seventeen (217) Rollover Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

             2.2.1 Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each Option exercised. Buyer can elect to convert such Rollover Option Aircraft into an Option Aircraft at any time after converting an Option Aircraft to a firm Aircraft subject to the requirements of Article 2.5.

             2.2.2 If Buyer elects not to exercise an Option, at the same time of not exercising such Option Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

             2.2.3 Buyer may convert Rollover Option Aircraft directly to firm Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft. Buyer can elect to convert such Rollover Option Aircraft to Option Aircraft at any time after converting Rollover Option to firm Aircraft subject to the requirements of Article 2.5.


P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16   Page 4

      2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.

      2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

      2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

      2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

      2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.    Price.

      3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

      3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2006 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2006, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.


P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16    Page 5

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2006 refer to paragraphs 2.2 and 3.2 of Attachment A.

      3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

      Month and Year    Advance Payment Base
      of Delivery       Price per Option Aircraft

               Block M Aircraft***
      June 2004
      October 2004
      July 2004
      September 2004
      November 2004
      December 2004

               Block N Aircraft***
      February 2005
      March 2005
      April 2005
      May 2005
      June 2005
      July 2005
      August 2005
      September 2005
      October 2005
      November 2005
      December 2005

               Block O Aircraft***
      January 2006
      March 2006
      April 2006
      May 2006


P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16    Page 6

      June 2006
      July 2006
      August 2006
      October 2006
      November 2006
      December 2006

               Block P Aircraft***
      April 2007
      May 2007
      June 2007
      July 2007
      August 2007
      September 2007
      October 2007
      November 2007
      December 2007

               Block U Aircraft***
      January 2008
      February 2008
      March 2008
      April 2008
      May 2008
      June 2008
      July 2008
      August 2008
      September 2008
      October 2008
      November 2008
      December 2008

      3.4	The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.    Option Aircraft Payment.

      4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16    Page 7

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.

      4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.    Option Exercise.

      5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

      5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option
Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.

P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16    Page 8

6.    Contract Terms.

      It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.    Termination of Option to Purchase.

      Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

      (i) termination of the purchase of the Aircraft under the Agreement for any reason;

      (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

      (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one -for-one basis, for each Aircraft so terminated.

P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16    Page 9

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.






















P.A. No. 1810
K/SWA                                                           SA-25

Southwest Airlines Co.
6-1162-RLL-933R16    Page 10

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL -934, as amended.

Very truly yours,

THE BOEING COMPANY



By /s/ J.A. McGarvey

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:December 21, 2002

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its VP Finance & Treasurer

Attachments





P.A. No. 1810
K/SWA                                                           SA-25

Attachment A to
6-1162-RLL-933R16
Page 1

Model 737-7H4 Aircraft

1.    Option Aircraft Description and Changes.

      1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

      1.2    Changes.  The Detail Specification will be revised to include:

            (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

            (2)    Changes mutually agreed upon.

            (3) Changes required to obtain a Standard Certificate of Airworthiness.

            (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                  (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                  (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

      1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.


P.A. No. 1810
K/SWA                                                           SA-25

Attachment A to
6-1162-RLL-933R16
Page 2

2.    Price Description

      2.1    Price Elements Per Aircraft

                    1               2          3

                AIRCRAFT &
                 ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1999$)     ESCALATION  SHARING     1 + 2 + 3
BLOCK M

June 2004           ***               ***     ***            ***
July 2004           ***               ***     ***            ***
September 2004      ***               ***     ***            ***
October 2004        ***               ***     ***            ***
November 2004       ***               ***     ***            ***
December 2004       ***               ***     ***            ***

BLOCK N

February 2005       ***               ***     ***            ***
March 2005          ***               ***     ***            ***
April 2005          ***               ***     ***            ***
May 2005            ***               ***     ***            ***
June 2005           ***               ***     ***            ***
July 2005           ***               ***     ***            ***
August 2005         ***               ***     ***            ***
September 2005      ***               ***     ***            ***
October 2005        ***               ***     ***            ***
November 2005       ***               ***     ***            ***
December 2005       ***               ***     ***            ***

BLOCK O

January 2006        ***               ***     ***            ***
March 2006          ***               ***     ***            ***
April 2006          ***               ***     ***            ***
May 2006            ***               ***     ***            ***
June 2006           ***               ***     ***            ***
July 2006           ***               ***     ***            ***
August 2006         ***               ***     ***            ***
October 2006        ***               ***     ***            ***
November 2006       ***               ***     ***            ***
December 2006       ***               ***     ***            ***

P.A. No. 1810
K/SWA                                                           SA-25

Attachment A to
6-1162-RLL-933R16
Page 3

                 AIRCRAFT &
                 ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK P
April 2007         ***               ***     ***            ***
May 2007           ***               ***     ***            ***
June 2007          ***               ***     ***            ***
July 2007          ***               ***     ***            ***
August 2007        ***               ***     ***            ***
September 2007     ***               ***     ***            ***
October 2007       ***               ***     ***            ***
November 2007      ***               ***     ***            ***
December 2007      ***               ***     ***            ***

                AIRCRAFT &
                ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1999$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK U
January 2008       ***               ***     ***            ***
February 2008      ***               ***     ***            ***
March 2008         ***               ***     ***            ***
April 2008         ***               ***     ***            ***
May 2008           ***               ***     ***            ***
June 2008          ***               ***     ***            ***
July 2008          ***               ***     ***            ***
August 2008        ***               ***     ***            ***
September 2008     ***               ***     ***            ***
October 2008       ***               ***     ***            ***
November 2008      ***               ***     ***            ***
December 2008      ***               ***     ***            ***

      2.2 PriceAdjustments For Option Aircraft Delivering From January 2007 through December 2012.

                  2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

                  2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2006, see paragraph 2.2.6 below.

P.A. No. 1810
K/SWA                                                           SA-25

Attachment A to
6-1162-RLL-933R16
Page 4

                  2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

                  2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

                  2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Options delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U" Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999
STE) per year or portion thereof starting in January 2008.

                  2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2007 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and
(ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

                  2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for

P.A. No. 1810
K/SWA                                                           SA-25

Attachment A to
6-1162-RLL-933R16
Page 5

such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.    Advance Payment Schedules, Prices and Adjustments.

      3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                  Amount Due per Aircraft
                                     (Percentage times
Due Date of Payment              Advance Payment Base Price)

Deposit                                 ***(if applicable)
18 months prior to the first            15% (less the
day of the scheduled delivery                Deposit if any)
month of the Aircraft

12 months prior to the first            5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first             5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first             5%
day of the scheduled delivery
month of the Aircraft

             Total                      30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

      3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.







P.A. No. 1810
K/SWA                                                           SA-25

6-1162-KJJ-055R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas 75235

Subject:    Letter Agreement No. 6-1162-KJJ-055R1 to Purchase
Agreement No. 1810 - Structural Matters

Reference:        Purchase Agreement No. 1099
                  Purchase Agreement No. 1405
                  Purchase Agreement No. 1510

This letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.    ***

2.    ***

3.    ***






















P.A. No. 1810                                                        SA-25

Southwest Airlines Co.
6-1162-KJJ-055R1    Page 2


4.    Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without prior written consent of Boeing disclose this Letter Agreement, except as provided in Letter Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By _/s/ J.A. McGarvey_____________

Its  _Attorney in Fact____________



ACCEPTED AND AGREED TO as of this
Date: December 21, 2002

SOUTHWEST AIRLINES CO.


By _/s/ Laura Wright______________

Its  _VP Finance & Treasurer______























P.A. No. 1810                                                        SA-25

Attachment B-***
Boeing Model 737-300 Aircraft
***

***

















































Attachment B to Letter Agreement 6-1162-KJJ-055R1        SA-25
P.A. No. 1810

Attachment C-***
Boeing Model 737-500 Aircraft
***

***

















































Attachment C to Letter Agreement 6-1162-KJJ-055R1        SA-25
P.A. No. 1810

                              Supplemental Agreement No. 26

                                          to

                               Purchase Agreement No. 1810

                                        between

                                   THE BOEING COMPANY

                                          and

                                 SOUTHWEST AIRLINES CO.

                      Relating to Boeing Model 737-7H4 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of February 26 , 2003, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise two (2) June 2004 Block M Option Aircraft (as Block K Aircraft) and;

      WHEREAS, Buyer has agreed to accelerate a Block L Option Aircraft from April 2003 to March 2003;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.



***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.


P.A. No. 1810                SA-26-1
K/SWA

2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-933R16 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R17 which is attached hereto and is incorporated into the Agreement by this reference.
  NOTE - Buyer now has eight (8) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24 and 26 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R17.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred forty-four(244) Model 737-7H4 Aircraft, seventy-nine (79) Model 737 -7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in February 2003 are:

   *** for the June 2004 aircraft
   *** for the June 2004 aircraft
   *** for the March 2003 aircraft
   *** Total

Buyer will pay the *** directly to Boeing upon execution of this agreement.


P.A. No. 1810              SA-26-2
K/SWA

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			SOUTHWEST AIRLINES CO.



By:  /s/ J.A. McGarvey              By: /s/ Laura Wright

Its:    Attorney-In-Fact            Its:_VP Finance & Treasurer









P.A. No. 1810                    SA-26-3
K/SWA

                                  TABLE OF CONTENTS


                                                             Page         SA
	                                                     Number     Number

ARTICLES

1.    Subject Matter of Sale                                 1-1       SA-13

2.    Delivery, Title and Risk
      of Loss                                                2-1       SA-26

3.    Price of Aircraft                                      3-1       SA-26

4.    Taxes                                                  4-1

5.    Payment                                                5-1

6.    Excusable Delay                                        6-1

7.    Changes to the Detail
      Specification                                          7-1        SA-1

8.    Federal Aviation Requirements and
      Certificates and Export License                        8-1

9.    Representatives, Inspection,
      Flights and Test Data                                  9-1

10.   Assignment, Resale or Lease                           10-1

11.   Termination for Certain Events                        11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                         12-1

13.   Buyer Furnished Equipment and
      Spare Parts                                           13-1

14.   Contractual Notices and Requests                      14-1

15.   Miscellaneous                                         15-1





P.A. No. 1810                         I
K/SWA                                                          SA-26

                         TABLE OF CONTENTS CON'T


                                                                           SA
                                                                       Number

EXHIBITS

A     Aircraft Configuration                                            SA-13

B     Product Assurance Document                                         SA-1

C     Customer Support Document

D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                                  SA-13

E     Buyer Furnished Equipment
      Provisions Document

F     Defined Terms Document




LETTER AGREEMENTS


1810-1     Waiver of Aircraft Demonstration Flight











P.A. No. 1810                             ii
K/SWA                                                                  SA-26

                               TABLE OF CONTENTS CON'T

                                                                            SA
                                                                        Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2  Promotional Support                                  SA-13

6-1162-RLL-933R17 Option Aircraft                                      SA-26

6-1162-RLL-934R3  Disclosure of Confidential                           SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees                                SA-1

6-1162-RLL-936R4  Certain Contractual Matters                           SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft                    SA-1

6-1162-RLL-940R1  Training Matters                                      SA-1

6-1162-RLL-941R2  Other Matters                                        SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                                   SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters                        SA-4

6-1162-RLL-1856   ***                                                   SA-1

6-1162-RLL-1857   Service Ready Validation Program                      SA-1
                  Field Test

6-1162-RLL-1858R1  Escalation Matters                                   SA-4



P.A. No. 1810                              iii
K/SWA                                                                   SA-26

                                TABLE OF CONTENTS CON'T


                                                                            SA
                                                                        Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036   Amortization of Costs for
                  Customer Unique Changes                               SA-1

6-1162-RLL-2037   Reconciliation of the Aircraft                        SA-1
                  Basic Price

6-1162-RLL-2073   Maintenance Training Matters                          SA-1

6-1162-KJJ-054    Business Matters                                     SA-13

6-1162-KJJ-055R1  Structural Matters                                   SA-25

6-1162-KJJ-056    Noise and Emission Matters                           SA-13

6-1162-KJJ-057    Product Development Matters                          SA-13

6-1162-KJJ-058    Additional Substitution Rights                       SA-13

6-1162-KJJ-150    Flight Control Computer & Mode                       SA-14
                  Control Panel Spares Matter

6-1162-MSA-185R3  Delivery Change Contractual                          SA-21
                  Matters











P.A. No. 1810                                 iv
K/SWA                                                                    SA-26

ARTICLE 2.  Delivery, Title and Risk of Loss.

      2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

            Month and Year
            of Delivery                Quantity of Aircraft

                        Block E Aircraft
            December 2000                    Two (2)
            January 2001                     One (1)
            February 2001                    One (1)
            March 2001                       Two (2)
            June 2001                      Three (3)
            September 2001                 Three (1)

                        Block F Aircraft
            October 1998                     One (1)
            November 1998                    Two (2)
            December 1998                    Two (2)

                        Block G Aircraft
            March 1999                       Two (2)

                        Block H Aircraft
            June 1999                        Two (2)
            July 1999                        One (1)
            August 1999                      One (1)
            September 1999                   Two (2)
            October 1999                     One (1)
            March 2000                       One (1)
            April 2000                       Two (2)
            September 2000                   One (1)
            October 2000                     Two (2)
            March 2001                       Two (2)
            April 2001                       One (1)
            October 2001                   Three (3)

                        Block I Aircraft
            November 2001                    Two (2)
            December 2001                    One (1)
            January 2002                     One (1)
            March 2002                      Four (4)
            April 2002                       Two (2)

P.A. No. 1810                             2-1
K/SWA                                                                    SA-26

            December 2002                   Two (2)
            May 2003                        One (1)
            June 2003                       Two (2)
            July 2003                       One (1)
            September 2003                  Two (2)
            October 2003                    Two (2)

                        Block J Aircraft
            November 2002                   One (1)
            December 2002                   One (1)
            November 2003                   Two (2)
            December 2003                   Two (2)
            March 2004                      One (1)

                        Block K Aircraft
            March 2004                      One (1)
            April 2004                    Three (3)
            May 2004                        One (1)
            June 2004                       Two (2)

                        Block L Aircraft
            October 1999                    One (1)
            November 1999                   Two (2)
            December 1999                   One (1)
            June 2000                     Three (3)
            July 2000                     Three (3)
            September 2000                  One (1)
            October 2000                    One (1)
            November 2000                  Four (4)
            December 2000                   One (1)
            January 2001                    One (1)
            February 2001                   One (1)
            July 2001                       One (1)
            September 2001                  One (1)
            October 2001                    One (1)
            March 2003                      Two (2)
            July 2003                       One (1)
            August 2003                     Two (2)

                        Block T Aircraft
            November 2001                   One (1)
            February 2002                   One (1)
            January 2004                    Two (2)
            May 2004                        One (1)
            June 2004                     Three (3)
            July 2004                       One (1)
            August 2004                     Two (2)
            September 2004                Three (3)
            October 2004                    One (1)

P.A. No. 1810                    2-2
K/SWA                                                           SA-26

            November 2004                   One (1)
            December 2004                   One (1)
            January 2005                   Five (5)
            February 2005                   Two (2)
            March 2005                      One (1)
            April 2005                      Two (2)
            May 2005                        One (1)
            June 2005                     Three (3)
            July 2005                       Two (2)
            August 2005                     One (1)
            September 2005                  Two (2)
            October 2005                    One (1)
            November 2005                   Two (2)
            December 2005                   Two (2)
            February 2006                  Four (4)
            May 2006                      Three (3)
            June 2006                      Four (4)
            July 2006                       One (1)
            August 2006                   Three (3)
            September 2006                Three (3)
            November 2006                   Two (2)
            December 2006                   Two (2)
            January 2007                    Two (2)
            February 2007                 Three (3)
            March 2007                      Two (2)
            April 2007                      Two (2)
            May 2007                        Two (2)
            June 2007                       Two (2)
            July 2007                       Two (2)
            August 2007                     Two (2)
            September 2007                  Two (2)
            October 2007                    Two (2)
            November 2007                   Two (2)
            December 2007                   Two (2)
            January 2008                    One (1)
            February 2008                   One (1)
            March 2008                      One (1)
            April 2008                      One (1)
            May 2008                        One (1)
            June 2008                       One (1)

2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

      2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of

P.A. No. 1810                       2-3
K/SWA                                                            SA-26

the Aircraft and interest on payments due.

      2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

      2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

      2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

















P.A. No. 1810                           2-4
K/SWA                                                               SA-26

ARTICLE 3.  Price of Aircraft.

       3.1  Definitions.

            3.1.1	Special Features are the features incorporated in Exhibit A
which have been selected by Buyer.

            3.1.2	Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

            3.1.3	Aircraft Basic Price is comprised of the Base Aircraft
Price and the price of the Special Features.

            3.1.4	Economic Price Adjustment is the adjustment to the Aircraft
Basic Price (Base Aircraft and Special Features) as calculated pursuant to
Exhibit D or Exhibit D-1 as applicable.

            3.1.5	Aircraft Price is the total amount Buyer is to pay for the
Aircraft at the time of delivery.

       3.2  Aircraft Basic Price.

            The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                 Base                    Special              Aircraft
                 Aircraft Price          Features             Basic Price
Block A, B, C,   ***                     ***                  ***
D & E Aircraft
Block F & G      ***                     ***                  ***
Aircraft
Block H          ***                     ***                  ***
Aircraft
Block I          ***                     ***                  ***
Aircraft
Block J          ***                     ***                  ***
Aircraft
Block K          ***                     ***                  ***
Aircraft
Block L          ***                     ***                  ***
Aircraft
Block T          ***                     ***                  ***
Aircraft



P.A. No. 1810                          3-1
K/SWA                                                              SA-26

      3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

            3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus

            3.3.2  the Economic Price Adjustments for the Aircraft Basic
Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T; plus

            3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

      3.4   Advance Payment Base Price.

            3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

      Month and Year of	                Advance Payment Base
      Scheduled Delivery                Price per Aircraft

                        Block A Aircraft***
      October 1997
      November 1997



                        Block B Aircraft***
      January 1998
      February 1998
      March 1998
      April 1998
      May 1998
      June 1998
      July 1998
      September 1998

P.A. No. 1810                          3-2
K/SWA                                                           SA-26

                        Block C Aircraft***
      February 1999
      May 1999
      July 1999
      August 1999
      September 1999

                        Block D Aircraft***
      November 1999
      December 1999
      January 2000
      March 2000
      July 2000
      August 2000

                        Block E Aircraft***
      December 2000
      January 2001
      February 2001
      March 2001
      June 2001
      September 2001

                        Block F Aircraft***
      October 1998
      November 1998
      December 1998

                        Block G Aircraft***
      March 1999

                        Block H Aircraft***
      June 1999
      July 1999
      August 1999
      September 1999
      October 1999
      March 2000
      April 2000
      September 2000
      October 2000
      March 2001
      April 2001
      October 2001

                        Block I Aircraft***
      November 2001

P.A. No. 1810                               3-3
K/SWA                                                                  SA-26

      December 2001
      January 2002
      March 2002
      April 2002
      December 2002
      May 2003
      June 2003
      July 2003
      September 2003
      October 2003

                        Block J Aircraft***
      November 2002
      December 2002
      November 2003
      December 2003
      March 2004

                        Block K Aircraft***
      March 2004
      April 2004
      May 2004
      June 2004

                        Block L Aircraft***
      October 1999
      November 1999
      December 1999
      June 2000
      July 2000
      September 2000
      October 2000
      November 2000
      December 2000
      January 2001
      February 2001
      July 2001
      September 2001
      October 2001
      March 2003
      July 2003
      August 2003

                        Block T Aircraft***
      November 2001
      January 2004
      February 2002
      May 2004
      June 2004
      July 2004

P.A. No. 1810                          3-4
K/SWA                                                           SA-26

      August 2004
      September 2004
      October 2004
      November 2004
      December 2004
      January 2005
      February 2005
      March 2005
      April 2005
      May 2005
      June 2005
      July 2005
      August 2005
      September 2005
      October 2005
      November 2005
      December 2005
      February 2006
      May 2006
      June 2006
      July 2006
      August 2006
      September 2006
      November 2006
      December 2006
      January 2007
      February 2007
      March 2007
      April 2007
      May 2007
      June 2007
      July 2007
      August 2007
      September 2007
      October 2007
      November 2007
      December 2007
      January 2008
      February 2008
      March 2008
      April 2008
      May 2008
      June 2008

      3.4.2	Adjustment of Advance Payment Base Prices - Long-Lead Aircraft.
For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the

P.A. No. 1810                        3-5
K/SWA                                                      SA-26
effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.



































P.A. No. 1810                             3-6
K/SWA                                                                SA-26

6-1162-RLL-933R17


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Letter Agreement No. 6-1162-RLL-933R17 to
            Purchase Agreement No. 1810 - Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) eighty-one (81) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.


1.    Delivery of Option Aircraft.

      The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                              Number of              Option
      Month and Year          Option                 Aircraft
      of Delivery             Aircraft               Block
      July 2004               Two (2)                  M
      September 2004	      One (1)                  M
      October 2004            Four (4)                 M
      November 2004           Two (2)                  M
      December 2004           Two (2)                  M




P.A. No. 1810
K/SWA                                                               SA-26

Southwest Airlines Co.
6-1162-Rll-933R17   Page 2
                              Number of              Option
      Month and Year          Option                 Aircraft
      of Delivery             Aircraft               Block
      February 2005           One (1)                  N
      March 2005              Four (4)                 N
      April 2005              Two (2)                  N
      May 2005                One (1)                  N
      June 2005               One (1)                  N
      July 2005               One (1)                  N
      August 2005             One (1)                  N
      September 2005          Three (3)                N
      October 2005            Two (2)                  N
      November 2005           One (1)                  N
      December 2005           One (1)                  N

      January 2006            Two (2)                  O
      March 2006              Three (3)                O
      April 2006              Two (2)                  O
      May 2006                Two (2)                  O
      June 2006               One (1)                  O
      July 2006               Two (2)                  O
      August 2006             One (1)                  O
      October 2006            One (1)                  O
      November 2006           One (1)                  O
      December 2006           One (1)                  O

      April 2007              One (1)                  P
      May 2007                One (1)                  P
      June 2007               One (1)                  P
      July 2007               One (1)                  P
      August 2007             One (1)                  P
      September 2007          One (1)                  P
      October 2007            One (1)                  P
      November 2007           One (1)                  P
      December 2007           One (1)                  P

      January 2008            Two (2)                  U
      February 2008           Three (3)                U
      March 2008              Two (2)                  U
      April 2008              Two (2)                  U
      May 2008                Two (2)                  U
      June 2008               Two (2)                  U
      July 2008               Two (2)                  U
      August 2008             Two (2)                  U
      September 2008          Two (2)                  U
      October 2008            Two (2)                  U
      November 2008           Two (2)                  U
      December 2008           Two (2)                  U



2.    Delivery of Rollover Option Aircraft.

      2.1	The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                             Number of                Option
	Year of                Option                   Aircraft
	Delivery               Aircraft                 Block
	2007                   Twenty (20)                Q
	2008                   Twenty (20)                R
	2009                   Six (6)                    S
	2009-2012              One hundred seventy one	  V
                             (171)

      2.2 The two hundred seventeen (217) Rollover Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

            2.2.1 Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each Option exercised. Buyer can elect to convert such Rollover Option Aircraft into an Option Aircraft at any time after converting an Option Aircraft to a firm Aircraft subject to the requirements of Article 2.5.

            2.2.2	If Buyer elects not to exercise an Option, at the same time
of not exercising such Option Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

            2.2.3	Buyer may convert Rollover Option Aircraft directly to firm
Aircraft.  When Buyer converts one or more Rollover Option Aircraft to firm
Aircraft, Buyer will be offered the right to convert one Rollover Option
Aircraft into an Option Aircraft for each converted Rollover Option Aircraft.
Buyer can elect to convert such Rollover Option Aircraft to Option Aircraft at any time after converting Rollover Option to firm Aircraft subject to the requirements of Article 2.5.

P.A. No. 1810
K/SWA                                                      SA-26

Southwest Airlines Co.
6-1162-RLL-933R17   Page 3

      2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.

      2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

      2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

      2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

      2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.    Price.

      3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

      3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2006 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of

P.A. No. 1810
K/SWA                                                     SA-26

Southwest Airlines Co.
6-1162-RLL-933R17   Page 4

Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2006, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2006 refer to paragraphs 2.2 and 3.2 of Attachment A.

      3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

      Month and Year                 Advance Payment Base
      of Delivery                    Price per Option Aircraft

                   Block M Aircraft***
      July 2004
      September 2004
      October 2004
      November 2004
      December 2004

                   Block N Aircraft***
      February 2005
      March 2005
      April 2005
      May 2005
      June 2005
      July 2005
      August 2005
      September 2005
      October 2005
      November 2005
      December 2005

                  Block O Aircraft***
      January 2006
      March 2006
      April 2006
      May 2006
      June 2006

P.A. No. 1810
K/SWA                                                          SA-26

Southwest Airlines Co.
6-1162-RLL-933R17   Page 6

      July 2006
      August 2006
      October 2006
      November 2006
      December 2006

                  Block P Aircraft***
      April 2007
      May 2007
      June 2007
      July 2007
      August 2007
      September 2007
      October 2007
      November 2007
      December 2007

                  Block U Aircraft***
      January 2008
      February 2008
      March 2008
      April 2008
      May 2008
      June 2008
      July 2008
      August 2008
      September 2008
      October 2008
      November 2008
      December 2008

      3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.    Option Aircraft Payment.

      4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule

P.A. No. 1810
K/SWA                                                     SA-26

Southwest Airlines Co.
6-1162-RLL-933R17   Page 7

set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.

      4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.    Option Exercise.

      5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

      5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.


P.A. No. 1810
K/SWA                                                      SA-26
Southwest Airlines Co.
6-1162-RLL-933R17   Page 8

6.    Contract Terms.

      It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.    Termination of Option to Purchase.

      Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

      (i) termination of the purchase of the Aircraft under the Agreement for any reason;

      (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

      (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one -for-one basis, for each Aircraft so terminated.


P.A. No. 1810
K/SWA                                                            SA-26

Southwest Airlines Co.
6-1162-RLL-933R17   Page 9


Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.





























P.A. No. 1810
K/SWA                                                         SA-26

Southwest Airlines Co.
6-1162-RLL-933R17   Page 10


8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL -934, as amended.
Very truly yours,

THE BOEING COMPANY
By /s/ J. A. McGarvey

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:February 26, 2003

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its V.P. Finance & Treasurer

Attachments










P.A. No. 1810
K/SWA                                                          SA-26

Attachment A to
6-1162-RLL-933R17


Model 737-7H4 Aircraft

1.    Option Aircraft Description and Changes.

      1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

      1.2   Changes.  The Detail Specification will be revised to include:

            (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

            (2)   Changes mutually agreed upon.

            (3) Changes required to obtain a Standard Certificate of Airworthiness.

            (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                  (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                  (ii)	to make such other changes as are appropriate and
consistent with the revised Option Aircraft deliveries.

      1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.



P.A. No. 1810
K/SWA                                                     SA-26

Attachment A to
6-1162-RLL-933R17
Page 2

2.    Price Description

      2.1   Price Elements Per Aircraft

                     1                 2            3

                AIRCRAFT &
                ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL                ESTIMATED    BASE PRICE
DELIVERY        FEATURES PRICE     ESTIMATED    ESCALATION   (ELEMENTS)
MO. & YR.       (JULY 1999$)      ESCALATION    SHARING       1 + 2 + 3
BLOCK M

June 2004           ***               ***          ***            ***
July 2004           ***               ***          ***            ***
September 2004      ***               ***          ***            ***
October 2004        ***               ***          ***            ***
November 2004       ***               ***          ***            ***
December 2004       ***               ***          ***            ***

BLOCK N

February 2005       ***               ***          ***            ***
March 2005          ***               ***          ***            ***
April 2005          ***               ***          ***            ***
May 2005            ***               ***          ***            ***
June 2005           ***               ***          ***            ***
July 2005           ***               ***          ***            ***
August 2005         ***               ***          ***            ***
September 2005      ***               ***          ***            ***
October 2005        ***               ***          ***            ***
November 2005       ***               ***          ***            ***
December 2005       ***               ***          ***            ***

BLOCK O

January 2006        ***               ***          ***            ***
March 2006          ***               ***          ***            ***
April 2006          ***               ***          ***            ***
May 2006            ***               ***          ***            ***
June 2006           ***               ***          ***            ***
July 2006           ***               ***          ***            ***
August 2006         ***               ***          ***            ***
October 2006        ***               ***          ***            ***
November 2006       ***               ***          ***            ***
December 2006       ***               ***          ***            ***

P.A. No. 1810
K/SWA                                                         SA-26

Attachment A to
6-1162-RLL-933R17
Page 3

                AIRCRAFT &
                ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL                ESTIMATED    BASE PRICE
DELIVERY        FEATURES PRICE     ESTIMATED    ESCALATION   (ELEMENTS)
MO. & YR.       (JULY 1992$)      ESCALATION    SHARING       1 + 2 + 3
BLOCK P

April 2007         ***                ***          ***            ***
May 2007           ***                ***          ***            ***
June 2007          ***                ***          ***            ***
July 2007          ***                ***          ***            ***
August 2007        ***                ***          ***            ***
September 2007     ***                ***          ***            ***
October 2007       ***                ***          ***            ***
November 2007      ***                ***          ***            ***
December 2007      ***                ***          ***            ***

                AIRCRAFT &
                ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL                ESTIMATED    BASE PRICE
DELIVERY        FEATURES PRICE     ESTIMATED    ESCALATION   (ELEMENTS)
MO. & YR.       (JULY 1999$)      ESCALATION    SHARING       1 + 2 + 3
BLOCK U

January 2008       ***                ***          ***            ***
February 2008	 ***                ***          ***            ***
March 2008	       ***                ***          ***            ***
April 2008	       ***                ***          ***            ***
May 2008	       ***                ***          ***            ***
June 2008	       ***                ***          ***            ***
July 2008	       ***                ***          ***            ***
August 2008	       ***                ***          ***            ***
September 2008	 ***                ***          ***            ***
October 2008	 ***                ***          ***            ***
November 2008	 ***                ***          ***            ***
December 2008      ***                ***          ***            ***


      2.2 Price Adjustments For Option Aircraft Delivering From January 2007 through December 2012.

P.A. No. 1810
K/SWA                                                       SA-26

Attachment A to
6-1162-RLL-933R17
Page 4

            2.2.1	Special Features.  The price for Special Features
incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

            2.2.2	Escalation Adjustments.  For escalation provisions
applicable to Option Aircraft delivering after 2006, see paragraph 2.2.6 below.

            2.2.3	Base Price Adjustments for FAA Changes.  The Aircraft Basic
Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

            2.2.4	Price Adjustments for Changes.  Boeing may adjust the
Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

            2.2.5	Base Price Adjustments.  The Aircraft Basic Price of the
Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Optionss delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U"
Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999
STE) per year or portion thereof starting in January 2008.

            2.2.6	Prices for Long Lead Time Aircraft.  Boeing has not
established escalation provisions for Model 737-700 aircraft for delivery 2007 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and
(ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

            2.2.7	BFE to SPE.  An estimate of the total price for items of
Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option
Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

P.A. No. 1810
K/SWA                                                        SA-26

Attachment A to
6-1162-RLL-933R17
Page 5


3.    Advance Payment Schedules, Prices and Adjustments.

      3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                             Amount Due per Aircraft
                                                (Percentage times
Due Date of Payment                        Advance Payment Base Price)
Deposit                                         ***(if applicable)

18 months prior to the first                    15% (less the
day of the scheduled delivery	                       Deposit if any)
month of the Aircraft

12 months prior to the first                    5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                     5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                     5%
day of the scheduled delivery
month of the Aircraft

      Total                                    30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

      3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.

                         Supplemental Agreement No. 27

                                      to

                         Purchase Agreement No. 1810

                                   between

                             THE BOEING COMPANY

                                     and

                            SOUTHWEST AIRLINES CO.

                  Relating to Boeing Model 737-7H4 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of March 27, 2003, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise two (2) July 2004 Block M Option Aircraft (as Block K Aircraft) and;

      WHEREAS, Boeing and Buyer have agreed to revise the language of the third "WHEREAS" found in Supplemental Agreement 26 dated February 26, 2003;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Revise the language of the third "WHEREAS" found in Supplemental Agreement 26 dated February 26, 2003 by deleting the word Option such that the phrase reads:
"WHEREAS, Buyer has agreed to accelerate a Block L Aircraft from April 2003 to March 2003.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810                     SA-27-1
K/SWA

2. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

3. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

4. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

5. Letter Agreement No. 6-1162-RLL-933R17 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R18 which is attached hereto and is incorporated into the Agreement by this reference.
   NOTE - Buyer now has ten (10) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26 and 27 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R18.

6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred forty-four(246) Model 737-7H4 Aircraft, seventy-seven (77) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

7. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in March 2003 are:

   *** for the July 2004 aircraft
   *** for the July 2004 aircraft
   *** Total

Buyer will pay the *** directly to Boeing upon execution of this agreement.

P.A. No. 1810                     SA-27-2
K/SWA

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.



By:  /s/ J. A. McGarvey             By: /s/ Laura Wright

Its:    Attorney-In-Fact            Its: V.P. Finance &  Treasurer

P.A. No. 1810                     SA-27-3
K/SWA

                             TABLE OF CONTENTS


                                                            Page           SA
                                                          Number       Number

ARTICLES

1.                 Subject Matter of Sale................... 1-1        SA-13

2.                 Delivery, Title and Risk of Loss......... 2-1        SA-27

3.                 Price of Aircraft........................ 3-1        SA-27

4.                 Taxes.................................... 4-1

5.                 Payment.................................. 5-1

6.                 Excusable Delay.......................... 6-1

7.                 Changes to the Detail Specification...... 7-1         SA-1

8.                 Federal Aviation Requirements and
                   Certificates and Export License.......... 8-1

9.                 Representatives, Inspection, Flights
                   and Test Data............................ 9-1

10.                Assignment, Resale or Lease............. 10-1

11.                Termination for Certain Events.......... 11-1

12.                Product Assurance; Disclaimer and
                   Release; Exclusion of Liabilities;
                   Customer Support; Indemnification
                   and Insurance........................... 12-1

13.                Buyer Furnished Equipment and
                   Spare Parts............................. 13-1

14.                Contractual Notices and Requests........ 14-1

15.                Miscellaneous........................... 15-1

P.A. No. 1810                     i
K/SWA                                                                   SA-27

                             TABLE OF CONTENTS CON'T


                                                                           SA
                                                                       Number

EXHIBITS

A                  Aircraft Configuration                               SA-13

B                  Product Assurance Document                            SA-1

C                  Customer Support Document

D                  Price Adjustments Due to Economic Fluctuations -
                   Aircraft                                             SA-13

E                  Buyer Furnished Equipment Provisions Document

F                  Defined Terms Document





LETTER AGREEMENTS


1810-1             Waiver of Aircraft Demonstration Flight



P.A. No. 1810                     ii
K/SWA                                                                   SA-27

                             TABLE OF CONTENTS CON'T

                                                                           SA
                                                                       Number
RESTRICTED LETTER AGREEMENTS
6-1162-RLL-932R2        Promotional Support                             SA-13

6-1162-RLL-933R18       Option Aircraft                                 SA-27

6-1162-RLL-934R3        Disclosure of Confidential                      SA-14
                        Information

6-1162-RLL-935R1        Performance Guarantees                           SA-1

6-1162-RLL-936R4        Certain Contractual Matters                      SA-4

6-1162-RLL-937          Alternate Advance Payment Schedule

6-1162-RLL-938          ***

6-1162-RLL-939R1        Certification Flight Test Aircraft               SA-1

6-1162-RLL-940R1        Training Matters                                 SA-1

6-1162-RLL-941R2        Other Matters                                   SA-13

6-1162-RLL-942          Open Configuration Matters

6-1162-RLL-943R1        Substitution Rights                              SA-6

6-1162-RLL-944          Airframe Maintenance Material Cost
                        Protection Program

6-1162-RLL-945          Comparison of 737-7H4 and 737-3H4
                        Block Fuel Burn

6-1162-RLL-1855R3       Additional Contractual Matters                   SA-4

6-1162-RLL-1856         ***                                              SA-1

6-1162-RLL-1857         Service Ready Validation Program                 SA-1
                        Field Test

6-1162-RLL-1858R1       Escalation Matters                               SA-4

P.A. No. 1810                     iii
K/SWA                                                                   SA-27

                             TABLE OF CONTENTS CON'T


                                                                           SA
                                                                       Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036    Amortization of Costs for Customer
                   Unique Changes                                        SA-1

6-1162-RLL-2037    Reconciliation of the Aircraft                        SA-1
                   Basic Price

6-1162-RLL-2073    Maintenance Training Matters                          SA-1

6-1162-KJJ-054     Business Matters                                     SA-13

6-1162-KJJ-055R1   Structural Matters                                   SA-25

6-1162-KJJ-056     Noise and Emission Matters                           SA-13

6-1162-KJJ-057     Product Development Matters                          SA-13

6-1162-KJJ-058     Additional Substitution Rights                       SA-13

6-1162-KJJ-150     Flight Control Computer & Mode                       SA-14
                   Control Panel Spares Matter

6-1162-MSA-185R3   Delivery Change Contractual                          SA-21
                   Matters

P.A. No. 1810                      iv
K/SWA                                                                   SA-27

ARTICLE 2.   Delivery, Title and Risk of Loss.

      2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

      Month and Year
        of Delivery                         Quantity of Aircraft

                        Block E Aircraft
      December 2000                         Two (2)
      January 2001                          One (1)
      February 2001                         One (1)
      March 2001                            Two (2)
      June 2001                             Three (3)
      September 2001                        Three (1)

                        Block F Aircraft

      October 1998                          One (1)
      November 1998                         Two (2)
      December 1998                         Two (2)

                        Block G Aircraft

      March 1999                            Two (2)

                        Block H Aircraft

      June 1999                             Two (2)
      July 1999                             One (1)
      August 1999                           One (1)
      September 1999                        Two (2)
      October 1999                          One (1)
      March 2000                            One (1)
      April 2000                            Two (2)
      September 2000                        One (1)
      October 2000                          Two (2)
      March 2001                            Two (2)
      April 2001                            One (1)
      October 2001                          Three (3)

                   Block I Aircraft

      November 2001                         Two (2)
      December 2001                         One (1)
      January 2002                          One (1)
      March 2002                            Four (4)

P.A. No. 1810                      2-1
K/SWA                                                                   SA-27


      April 2002                            Two (2)
      December 2002                         Two (2)
      May 2003                              One (1)
      June 2003                             Two (2)
      July 2003                             One (1)
      September 2003                        Two (2)
      October 2003                          Two (2)

                   Block J Aircraft

      November 2002                         One (1)
      December 2002                         One (1)
      November 2003                         Two (2)
      December 2003                         Two (2)
      March 2004                            One (1)

                   Block K Aircraft

      March 2004                            One (1)
      April 2004                            Three (3)
      May 2004                              One (1)
      June 2004                             Two (2)
      July 2004                             Two (2)

                   Block L Aircraft

      October 1999                          One (1)
      November 1999                         Two (2)
      December 1999                         One (1)
      June 2000                             Three (3)
      July 2000                             Three (3)
      September 2000                        One (1)
      October 2000                          One (1)
      November 2000                         Four (4)
      December 2000                         One (1)
      January 2001                          One (1)
      February 2001                         One (1)
      July 2001                             One (1)
      September 2001                        One (1)
      October 2001                          One (1)
      March 2003                            Two (2)
      July 2003                             One (1)
      August 2003                           Two (2)

                   Block T Aircraft

      November 2001                         One (1)
      February 2002                         One (1)
      January 2004                          Two (2)
      May 2004                              One (1)
      June 2004                             Three (3)
      July 2004                             One (1)
      August 2004                           Two (2)
      September 2004                        Three (3)

P.A. No. 1810                      2-2
K/SWA                                                                   SA-27

      October 2004                          One (1)
      November 2004                         One (1)
      December 2004                         One (1)
      January 2005                          Five (5)
      February 2005                         Two (2)
      March 2005                            One (1)
      April 2005                            Two (2)
      May 2005                              One (1)
      June 2005                             Three (3)
      July 2005                             Two (2)
      August 2005                           One (1)
      September 2005                        Two (2)
      October 2005                          One (1)
      November 2005                         Two (2)
      December 2005                         Two (2)
      February 2006                         Four (4)
      May 2006                              Three (3)
      June 2006                             Four (4)
      July 2006                             One (1)
      August 2006                           Three (3)
      September 2006                        Three (3)
      November 2006                         Two (2)
      December 2006                         Two (2)
      January 2007                          Two (2)
      February 2007                         Three (3)
      March 2007                            Two (2)
      April 2007                            Two (2)
      May 2007                              Two (2)
      June 2007                             Two (2)
      July 2007                             Two (2)
      August 2007                           Two (2)
      September 2007                        Two (2)
      October 2007                          Two (2)
      November 2007                         Two (2)
      December 2007                         Two (2)
      January 2008                          One (1)
      February 2008                         One (1)
      March 2008                            One (1)
      April 2008                            One (1)
      May 2008                              One (1)
      June 2008                             One (1)

      2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

      2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

P.A. No. 1810                      2-3
K/SWA                                                                   SA-27

      2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

      2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

      2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

P.A. No. 1810                      2-4
K/SWA                                                                   SA-27

ARTICLE 3.  Price of Aircraft.

      3.1    Definitions.

             3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

             3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

             3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

             3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

             3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

      3.2    Aircraft Basic Price.

             The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                        Base                Special             Aircraft
                        Aircraft Price      Features            Basic Price
Block A, B, C,          ***                 ***                 ***
D & E Aircraft
Block F & G             ***                 ***                 ***
Aircraft
Block H                 ***                 ***                 ***
Aircraft
Block I                 ***                 ***                 ***
Aircraft
Block J                 ***                 ***                 ***
Aircraft
Block K                 ***                 ***                 ***
Aircraft
Block L                 ***                 ***                 ***
Aircraft


Block T                 ***                 ***                 ***
Aircraft

P.A. No. 1810                      3-1
K/SWA                                                                   SA-27

      3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

             3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus

             3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations
- Aircraft) for Aircraft Block T; plus

             3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

      3.4    Advance Payment Base Price.

             3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:


      Month and Year of                     Advance Payment Base
      Scheduled Delivery                    Price per Aircraft

                        Block A Aircraft***

      October 1997
      November 1997


                        Block B Aircraft***

      January 1998
      February 1998
      March 1998
      April 1998
      May 1998
      June 1998
      July 1998
      September 1998

                        Block C Aircraft***

P.A. No. 1810                      3-2
K/SWA                                                                   SA-27

      February 1999
      May 1999
      July 1999
      August 1999
      September 1999

                        Block D Aircraft***

      November 1999
      December 1999
      January 2000
      March 2000
      July 2000
      August 2000

                        Block E Aircraft***

      December 2000
      January 2001
      February 2001
      March 2001
      June 2001
      September 2001

                        Block F Aircraft***

      October 1998
      November 1998
      December 1998

                        Block G Aircraft***

      March 1999

                        Block H Aircraft***

      June 1999
      July 1999
      August 1999
      September 1999
      October 1999
      March 2000
      April 2000
      September 2000
      October 2000
      March 2001
      April 2001
      October 2001

                        Block I Aircraft***

      November 2001
      December 2001

P.A. No. 1810                      3-3
K/SWA                                                                   SA-27

      January 2002
      March 2002
      April 2002
      December 2002
      May 2003
      June 2003
      July 2003
      September 2003
      October 2003

                        Block J Aircraft***

      November 2002
      December 2002
      November 2003
      December 2003
      March 2004

                        Block K Aircraft***

      March 2004
      April 2004
      May 2004
      June 2004
      July 2004

                        Block L Aircraft***

      October 1999
      November 1999
      December 1999
      June 2000
      July 2000
      September 2000
      October 2000
      November 2000
      December 2000
      January 2001
      February 2001
      July 2001
      September 2001
      October 2001
      March 2003
      July 2003
      August 2003


                        Block T Aircraft***

      November 2001
      February 2002
      January 2004
      May 2004
      June 2004
      July 2004
      August 2004

P.A. No. 1810                      3-4
K/SWA                                                                   SA-27

      September 2004
      October 2004
      November 2004
      December 2004
      January 2005
      February 2005
      March 2005
      April 2005
      May 2005
      June 2005
      July 2005
      August 2005
      September 2005
      October 2005
      November 2005
      December 2005
      February 2006
      May 2006
      June 2006
      July 2006
      August 2006
      September 2006
      November 2006
      December 2006
      January 2007
      February 2007
      March 2007
      April 2007
      May 2007
      June 2007
      July 2007
      August 2007
      September 2007
      October 2007
      November 2007
      December 2007
      January 2008
      February 2008
      March 2008
      April 2008
      May 2008
      June 2008


             3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article
3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this

P.A. No. 1810                      3-5
K/SWA                                                                   SA-27

Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.


P.A. No. 1810                      3-6
K/SWA                                                                   SA-27

6-1162-RLL-933R18


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:      Letter Agreement No. 6-1162-RLL-933R18 to
              Purchase Agreement No. 1810 -
              Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of
January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) seventy-seven (77) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.


1.      Delivery of Option Aircraft.

      The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                       Number of      Option
      Month and Year                   Option         Aircraft
      of Delivery                      Aircraft       Block
      September 2004                   One (1)           M
      October 2004                     Four (4)          M
      November 2004                    Two (2)           M
      December 2004                    Two (2)           M

P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 2
                                       Number of      Option
      Month and Year                   Option         Aircraft
      of Delivery                      Aircraft       Block

      February 2005                    One (1)           N
      March 2005                       Four (4)          N
      April 2005                       Two (2)           N
      May 2005                         One (1)           N
      June 2005                        One (1)           N
      July 2005                        One (1)           N
      August 2005                      One (1)           N
      September 2005                   Three (3)         N
      October 2005                     Two (2)           N
      November 2005                    One (1)           N
      December 2005                    One (1)           N

      January 2006                     Two (2)           O
      March 2006                       Three (3)         O
      April 2006                       Two (2)           O
      May 2006                         Two (2)           O
      June 2006                        One (1)           O
      July 2006                        Two (2)           O
      August 2006                      One (1)           O
      October 2006                     One (1)           O
      November 2006                    One (1)           O
      December 2006                    One (1)           O

      April 2007                       One (1)           P
      May 2007                         One (1)           P
      June 2007                        One (1)           P
      July 2007                        One (1)           P
      August 2007                      One (1)           P
      September 2007                   One (1)           P
      October 2007                     One (1)           P
      November 2007                    One (1)           P
      December 2007                    One (1)           P

      January 2008                     Two (2)           U
      February 2008                    Three (3)         U
      March 2008                       Two (2)           U
      April 2008                       Two (2)           U
      May 2008                         Two (2)           U
      June 2008                        Two (2)           U
      July 2008                        Two (2)           U
      August 2008                      Two (2)           U
      September 2008                   Two (2)           U
      October 2008                     Two (2)           U
      November 2008                    Two (2)           U
      December 2008                    Two (2)           U

P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 3

2.    Delivery of Rollover Option Aircraft.

      2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                 Option
      Year of           Number of                Aircraft
      Delivery          Option Aircraft          Block
      2007              Twenty (20)                Q
      2008              Twenty (20)                R
      2009              Six (6)                    S
      2009-2012         One hundred seventy one    V
                        (171)

      2.2 The two hundred seventeen (217) Rollover Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

            2.2.1 Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each Option exercised. Buyer can elect to convert such Rollover Option Aircraft into an Option Aircraft at any time after converting an Option Aircraft to a firm Aircraft subject to the requirements of Article 2.5.

            2.2.2 If Buyer elects not to exercise an Option, at the same time of not exercising such Option Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

            2.2.3 Buyer may convert Rollover Option Aircraft directly to firm Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft. Buyer can elect to convert such Rollover Option Aircraft to Option Aircraft at any time after converting Rollover Option to firm Aircraft subject to the requirements of Article 2.5.

P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 4

      2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.

      2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

      2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

      2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

      2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.    Price.

      3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

      3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2006 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of

P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 5

Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2006, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft. For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2006 refer to paragraphs 2.2 and 3.2 of Attachment A.

      3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expresssed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).


      Month and Year                        Advance Payment Base
      of Delivery                           Price per Option Aircraft

                        Block M Aircraft***

      September 2004
      October 2004
      November 2004
      December 2004

                        Block N Aircraft***

      February 2005
      March 2005
      April 2005
      May 2005
      June 2005
      July 2005
      August 2005
      September 2005
      October 2005
      November 2005
      December 2005

                        Block O Aircraft***

      January 2006
      March 2006
      April 2006
      May 2006
      June 2006
      July 2006


P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 6


      August 2006
      October 2006
      November 2006
      December 2006

                        Block P Aircraft***

      April 2007
      May 2007
      June 2007
      July 2007
      August 2007
      September 2007
      October 2007
      November 2007
      December 2007

                        Block U Aircraft***

      January 2008
      February 2008
      March 2008
      April 2008
      May 2008
      June 2008
      July 2008
      August 2008
      September 2008
      October 2008
      November 2008
      December 2008


      3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.    Option Aircraft Payment.

      4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph

P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 7

3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aiircraft except as provided in paragraph 6 herein.

      4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.    Option Exercise.

      5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

      5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.

P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 8

6.    Contract Terms.

      It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 7737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.    Termination of Option to Purchase.

      Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

      (i) termination of the purchase of the Aircraft under the Agreement for any reason;

      (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

      (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 9

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

P.A. No. 1810
K/SWA                                                                   SA-27

Southwest Airlines Co.
6-1162-RLL-933R18    Page 10

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.
Very truly yours,

THE BOEING COMPANY



By /s/ J. A. McGarvey

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:March 27, 2003

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its V.P. Finance & Treasurer



Attachments

Attachment A to
6-1162-RLL-933R18
Page 1

Model 737-7H4 Aircraft

1.    Option Aircraft Description and Changes.

      1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

      1.2   Changes.  The Detail Specification will be revised to include:

            (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

            (2)    Changes mutually agreed upon.

            (3) Changes required to obtain a Standard Certificate of Airworthiness.

            (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                  (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                  (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

      1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.

P.A. No. 1810
K/SWA                                                           SA-27

Attachment A to
6-1162-RLL-933R18
Page 2


2.    Price Description

      2.1   Price Elements Per Aircraft

                     1                2         3

                  AIRCRAFT &
                  ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1999$)     ESCALATION  SHARING     1 + 2 + 3
BLOCK M

September 2004      ***               ***     ***            ***
October 2004        ***               ***     ***            ***
November 2004       ***               ***     ***            ***
December 2004       ***               ***     ***            ***

BLOCK N

February 2005       ***               ***     ***            ***
March 2005          ***               ***     ***            ***
April 2005          ***               ***     ***            ***
May 2005            ***               ***     ***            ***
June 2005           ***               ***     ***            ***
July 2005           ***               ***     ***            ***
August 2005         ***               ***     ***            ***
September 2005      ***               ***     ***            ***
October 2005        ***               ***     ***            ***
November 2005       ***               ***     ***            ***
December 2005       ***               ***     ***            ***

BLOCK O

January 2006        ***               ***     ***            ***
March 2006          ***               ***     ***            ***
April 2006          ***               ***     ***            ***
May 2006            ***               ***     ***            ***
June 2006           ***               ***     ***            ***
July 2006           ***               ***     ***            ***
August 2006         ***               ***     ***            ***
October 2006        ***               ***     ***            ***
November 2006       ***               ***     ***            ***
December 2006       ***               ***     ***            ***

                  AIRCRAFT &
                  ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1992$)     ESCALATION  SHARING     1 + 2 + 3

P.A. No. 1810
K/SWA                                                           SA-27

Attachment A to
6-1162-RLL-933R18
Page 3

BLOCK P
April 2007          ***               ***     ***            ***
May 2007            ***               ***     ***            ***
June 2007           ***               ***     ***            ***
July 2007           ***               ***     ***            ***
August 2007         ***               ***     ***            ***
September 2007      ***               ***     ***            ***
October 2007        ***               ***     ***            ***
November 2007       ***               ***     ***            ***
December 2007       ***               ***     ***            ***

                  AIRCRAFT &
                  ADV. PMT.
AIRCRAFT       ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY        FEATURES PRICE    ESTIMATED  ESCALATION (ELEMENTS)
MO. & YR.       (JULY 1999$)     ESCALATION  SHARING     1 + 2 + 3

BLOCK U
January 2008        ***               ***     ***            ***
February 2008       ***               ***     ***            ***
March 2008          ***               ***     ***            ***
April 2008          ***               ***     ***            ***
May 2008            ***               ***     ***            ***
June 2008           ***               ***     ***            ***
July 2008           ***               ***     ***            ***
August 2008         ***               ***     ***            ***
September 2008      ***               ***     ***            ***
October 2008        ***               ***     ***            ***
November 2008       ***               ***     ***            ***
December 2008       ***               ***     ***            ***

      2.2 Price Adjustments For Option Aircraft Delivering From January 2007 through December 2012.

            2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

            2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2006, see paragraph 2.2.6 below.

P.A. No. 1810
K/SWA                                                           SA-27

Attachment A to
6-1162-RLL-933R18
Page 4

            2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

            2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

            2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Optionss delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U" Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999
STE) per year or portion thereof starting in January 2008.

            2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2007 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and
(ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

            2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.


P.A. No. 1810
K/SWA                                                           SA-27

Attachment A to
6-1162-RLL-933R18
Page 5

3.    Advance Payment Schedules, Prices and Adjustments.

      3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                            Amount Due per Aircraft
                                              (Percentage times
Due Date of Payment                       Advance Payment Base Price)

Deposit                                          ***(if applicable)
18 months prior to the first                     15% (less the
day of the scheduled delivery                    Deposit if any)
month of the Aircraft

12 months prior to the first                     5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                      5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                      5%
day of the scheduled delivery
month of the Aircraft

              Total                             30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

      3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.

P.A. No. 1810
K/SWA                                                           SA-27

                        Supplemental Agreement No. 28

                                    to

                        Purchase Agreement No. 1810

                                 between

                           THE BOEING COMPANY

                                  and

                        SOUTHWEST AIRLINES CO.

               Relating to Boeing Model 737-7H4 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of June 6, 2003, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise one (1) September 2004 Block M Option Aircraft (as Block K Aircraft) and;

      WHEREAS, Buyer has agreed to accelerate Block I Aircraft, one (1) September 2003 to August 2003 and two (2) October 2003 to September 2003 and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.


***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No.1810                      SA-28-1
K/SWA

2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-933R18 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R19 which is attached hereto and is incorporated into the Agreement by this reference.
   NOTE - Buyer now has eleven (11) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27 and 28 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

5. The Agreement is amended by adding Table 1 and Table 2 to the Agreement, attached hereto and incorporated herein by this reference.

6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred forty-four(247) Model 737-7H4 Aircraft, seventy-six (76) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

7. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in May 2003 are:

   ***for the September 2004 aircraft

Buyer will pay the *** directly to Boeing upon execution of this agreement.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

P.A. No.1810                      SA-28-2
K/SWA

THE BOEING COMPANY                      SOUTHWEST AIRLINES CO.



By:  /s/ J. A. McGarvey                 By: /s/ Laura Wright

Its:    Attorney-In-Fact                Its:_V.P. Finance & Treasurer



P.A. No.1810                      SA-28-3
K/SWA

                                  TABLE OF CONTENTS

                                                             Page         SA
                                                           Number     Number

ARTICLES

1.      Subject Matter of Sale............................... 1-1      SA-13

2.      Delivery, Title and Risk of Loss                      2-1      SA-28

3.      Price of Aircraft                                     3-1      SA-28

4.      Taxes                                                 4-1

5.      Payment                                               5-1

6.      Excusable Delay                                       6-1

7.      Changes to the Detail Specification                   7-1      SA-1

8.      Federal Aviation Requirements and
        Certificates and Export License                       8-1

9.      Representatives, Inspection, Flights and Test Data... 9-1

10.      Assignment, Resale or Lease........................ 10-1

11.      Termination for Certain Events..................... 11-1

12.      Product Assurance; Disclaimer and Release;
         Exclusion of Liabilities; Customer Support;
         Indemnification and Insurance....................... 12-1

13.      Buyer Furnished Equipment and Spare Parts........... 13-1

14.      Contractual Notices and Requests.................... 14-1

15.      Miscellaneous....................................... 15-1

P.A. No. 1810                     i
K/SWA                                                           SA-28

TABLE OF CONTENTS CON'T


                                                                SA
                                                            Number

TABLE
1.            Aircraft Information Table                     SA-28

2.            Option Aircraft Information Table              SA-28

EXHIBITS


A             Aircraft Configuration                         SA-13

B             Product Assurance Document                     SA-1

C             Customer Support Document

D             Price Adjustments Due to
              Economic Fluctuations - Aircraft               SA-13

E             Buyer Furnished Equipment
              Provisions Document

F             Defined Terms Document





LETTER AGREEMENTS


1810-1        Waiver of Aircraft Demonstration Flight

P.A. No. 1810                     ii
K/SWA                                                           SA-28



TABLE OF CONTENTS CON'T

                                                                SA
                                                            Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2       Promotional Support                  SA-13

6-1162-RLL-933R19      Option Aircraft                      SA-28

6-1162-RLL-934R3       Disclosure of Confidential           SA-14
                       Information

6-1162-RLL-935R1       Performance Guarantees               SA-1

6-1162-RLL-936R4       Certain Contractual Matters          SA-4

6-1162-RLL-937         Alternate Advance Payment Schedule

6-1162-RLL-938         ***

6-1162-RLL-939R1      Certification Flight Test Aircraft    SA-1

6-1162-RLL-940R1      Training Matters                      SA-1

6-1162-RLL-941R2      Other Matters                         SA-13

6-1162-RLL-942        Open Configuration Matters

6-1162-RLL-943R1      Substitution Rights                   SA-6

6-1162-RLL-944        Airframe Maintenance Material Cost
                      Protection Program

6-1162-RLL-945        Comparison of 737-7H4 and 737-3H4
                      Block Fuel Burn

6-1162-RLL-1855R3     Additional Contractual Matters        SA-4

6-1162-RLL-1856       ***                                   SA-1

6-1162-RLL-1857       Service Ready Validation Program      SA-1
                      Field Test

6-1162-RLL-1858R1     Escalation Matters                    SA-4

P.A. No. 1810                     iii
K/SWA                                                           SA-28

                                  TABLE OF CONTENTS CON'T


                                                                SA
                                                            Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036       Amortization of Costs for
                      Customer Unique Changes               SA-1

6-1162-RLL-2037       Reconciliation of the Aircraft
                      Basic Price                           SA-1

6-1162-RLL-2073       Maintenance Training Matters          SA-1

6-1162-KJJ-054        Business Matters                      SA-13

6-1162-KJJ-055R1      Structural Matters                    SA-25

6-1162-KJJ-056        Noise and Emission Matters            SA-13

6-1162-KJJ-057        Product Development Matters           SA-13

6-1162-KJJ-058        Additional Substitution Rights        SA-13

6-1162-KJJ-150        Flight Control Computer & Mode        SA-14
                      Control Panel Spares Matter

6-1162-MSA-185R3      Delivery Change Contractual           SA-21
                      Matters

P.A. No. 1810                      iv
K/SWA                                                           SA-28

ARTICLE 2.  Delivery, Title and Risk of Loss.

      2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the schedule contained in Table 1.

      2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

      2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

      2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

      2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

      2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

P.A. No. 1810                     2-1
K/SWA                                                           SA-28

ARTICLE 3.  Price of Aircraft.

      3.1   Definitions.

            3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

            3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

            3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

            3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

            3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

      3.2   Aircraft Basic Price.

            The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth in Table 1 of the Agreement.

      3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

            3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus

            3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations
- Aircraft) for Aircraft Block T; plus

            3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

      3.4   Advance Payment Base Price.

P.A. No. 1810                     3-1
K/SWA                                                           SA-28

            3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

      3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Table 1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and
(ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

P.A. No. 1810                     3-2
K/SWA                                                           SA-28

6-1162-RLL-933R19


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:      Letter Agreement No. 6-1162-RLL-933R19 to
              Purchase Agreement No. 1810 -
              Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) the additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto and listed in Table 2 of the Agreement(Option Aircraft) and Model 737-7H4 Rollover Option Aircraft summarized in Table 2 of the Agreement (Rollover Option Aircraft), subject to the terms and conditions set forth below.


1.    Delivery of Option Aircraft.

      The Option Aircraft will be delivered to Buyer during or before the months set forth in Table 2 of the Agreement.

2.    Delivery of Rollover Option Aircraft.

      2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in Table 2 of the Agreement.

      2.2 The Rollover Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

            2.2.1 Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one

P.A. No. 1810
K/SWA                                                           SA-28

Southwest Airlines Co.
6-1162-RLL-933R19    Page 2

Rollover Option Aircraft into an Option Aircraft for each Option exercised. Buyer can elect to convert such Rollover Option Aircraft into an Option Aircraft at any time after converting an Option Aircraft to a firm Aircraft subject to the requirements of Article 2.5.

            2.2.2 If Buyer elects not to exercise an Option, at the same time of not exercising such Option Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

            2.2.3 Buyer may convert Rollover Option Aircraft directly to firm Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft. Buyer can elect to convert such Rollover Option Aircraft to Option Aircraft at any time after converting Rollover Option to firm Aircraft subject to the requirements of Article 2.5.

      2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.

      2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

      2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resuulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

      2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

P.A. No. 1810
K/SWA                                                           SA-28

Southwest Airlines Co.
6-1162-RLL-933R19    Page 3

      2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.    Price.

      3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

      3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2006 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2006, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2006 refer to paragraphs 2.2 and 3.2 of Attachment A.

      3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) or *** per Aircraft (expressed in 1999 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars). Table 2 in the Agreement lists the Advance Payment Base Price per Option Aircraft.

      3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance

P.A. No. 1810
K/SWA                                                           SA-28

Southwest Airlines Co.
6-1162-RLL-933R19    Page 4

with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.    Option Aircraft Payment.

      4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.

      4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.      Option Exercise.

      5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions. Table 2 of the Agreement lists the Option Exercise dates.

      5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or

P.A. No. 1810
K/SWA                                                           SA-28

Southwest Airlines Co.
6-1162-RLL-933R19    Page 5


telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.

6.    Contract Terms.

      It is understood that Boeing and Buyer will use their best efforts to enter into a definittive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.    Termination of Option to Purchase.

      Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

      (i) termination of the purchase of the Aircraft under the Agreement for any reason;

      (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

P.A. No. 1810
K/SWA                                                           SA-28

Southwest Airlines Co.
6-1162-RLL-933R19    Page 6

      (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate. If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

P.A. No. 1810
K/SWA                                                           SA-28

Southwest Airlines Co.
6-1162-RLL-933R19    Page 7

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY



By /s/ J. A. McGarvey

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:June 6, 2003

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its V.P. Finance & Treasurer

Attachments




P.A. No. 1810
K/SWA                                                           SA-28

Attachment to
6-1162-RLL-933R19
Page 1

Model 737-7H4 Aircraft

1.    Option Aircraft Description and Changes.

      1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block "U" Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

      1.2   Changes.  The Detail Specification will be revised to include:

            (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

            (2)   Changes mutually agreed upon.

            (3) Changes required to obtain a Standard Certificate of Airworthiness.

            (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                  (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                  (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

      1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.

P.A. No. 1810
K/SWA                                                           SA-28

Attachment to
6-1162-RLL-933R19
Page 2

2.      Price Description

      2.1 Price Elements Per Aircraft. The Aircraft Basic Price detailed in Table 2 of the Agreement is added to the Estimated Escalation and Estimated Escalation Sharing to determine the Advance Payment Base Price of the Option Aircraft (also listed in Table 2 of the Agreement). At the signing of this Letter Agreement, the Estimated Escalation Sharing is zero for all Option Aircraft.

      2.2 Price Adjustments For Option Aircraft Delivering From January 2007 through December 2012.

            2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

            2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2006, see paragraph 2.2.6 below.

            2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

            2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

            2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Optionss delivering in 2005 through 2009 is *** (July 1992 STE) and for Block "U" Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006 through 2009. For Block "U" Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of $38,900 (July 1999 STE) per year or portion thereof starting in January 2008.

P.A. No. 1810
K/SWA                                                           SA-28

Attachment to
6-1162-RLL-933R19
Page 3

            2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2007 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and
(ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

            2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

P.A. No. 1810
K/SWA                                                           SA-28

Attachment to
6-1162-RLL-933R19
Page 4

3.    Advance Payment Schedules, Prices and Adjustments.

      3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                            Amount Due per Aircraft
                                              (Percentage times
Due Date of Payment                       Advance Payment Base Price)

Deposit                                          ***(if applicable)
18 months prior to the first                     15% (less the
day of the scheduled delivery                    Deposit if any)
month of the Aircraft

12 months prior to the first                     5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                      5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                      5%
day of the scheduled delivery
month of the Aircraft

              Total                             30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

      3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.

Table 1 to
                             Purchase Agreement No. 1810
                              Aircraft Information Table

                       Base Aircraft     Special     Aircraft Basic     Base
                          Price         Features         Price          Year
                                                                       Dollars
Block A, B, C, D & E       ***            ***           ***         July 1992
Aircraft
Block F & G Aircraft       ***            ***           ***         July 1992
Block H Aircraft           ***            ***           ***         July 1992
Block I Aircraft           ***            ***           ***         July 1992
Block J Aircraft           ***            ***           ***         July 1992
Block K Aircraft           ***            ***           ***         July 1992
Block L Aircraft           ***            ***           ***         July 1992
Block T Aircraft           ***            ***           ***         July 1999

                                        Escalation
                                         Estimate
Delivery     Number of     Aircraft     Adv Payment
                                           Base
Date         Aircraft       Block      Price Per A/P
Dec-2000         2            E             ***
Jan-2001         1            E             ***
Feb-2001         1            E             ***
Mar-2001         2            E             ***
Jun-2001         3            E             ***
Sep-2001         3            E             ***
Oct-1998         1            F             ***
Nov-1998         2            F             ***
Dec-1998         2            F             ***
Mar-1999         2            G             ***
Jun-1999         2            H             ***
Jul-1999         1            H             ***
Aug-1999         1            H             ***
Sep-1999         2            H             ***
Oct-1999         1            H             ***
Mar-2000         1            H             ***
Apr-2000         2            H             ***
Sep-2000         1            H             ***
Oct-2000         2            H             ***
Mar-2001         2            H             ***
Apr-2001         1            H             ***
Oct-2001         3            H             ***
Nov-2001         2            I             ***
Dec-2001         1            I             ***
Jan-2002         1            I             ***
Mar-2002         4            I             ***
Apr-2002         2            I             ***
Dec-2002         2            I             ***
May-2003         1            I             ***

SWA                                    Page 1                            SA-28

                                     Table 1 to
                             Purchase Agreement No. 1810
                              Aircraft Information Table

                                        Escalation
                                         Estimate
Delivery     Number of     Aircraft     Adv Payment
                                           Base
Date         Aircraft       Block      Price Per A/P
Jun-2003         2            I             ***
Jul-2003         1            I             ***
Aug-2003         1            I             ***
Sep-2003         3            I             ***
Nov-2002         1            J             ***
Dec-2002         1            J             ***
Nov-2003         2            J             ***
Dec-2003         2            J             ***
Mar-2004         1            I             ***
Mar-2004         1            K             ***
Apr-2004         3            K             ***
May-2004         1            K             ***
Jun-2004         2            K             ***
Jul-2004         2            K             ***
Sep-2004         1            K             ***
Oct-1999         1            L             ***
Nov-1999         2            L             ***
Dec-1999         1            L             ***
Jun-2000         3            L             ***
Jul-2000         3            L             ***
Sep-2000         1            L             ***
Oct-2000         1            L             ***
Nov-2000         4            L             ***
Dec-2000         1            L             ***
Jan-2001         1            L             ***
Feb-2001         1            L             ***
Jul-2001         1            L             ***
Sep-2001         1            L             ***
Oct-2001         1            L             ***
Mar-2003         2            L             ***
Jul-2003         1            L             ***
Aug-2003         2            L             ***
Nov-2001         1            T             ***
Feb-2002         1            T             ***
Jan-2004         2            T             ***
May-2004         1            T             ***
Jun-2004         3            T             ***
Jul-2004         1            T             ***
Aug-2004         2            T             ***
Sep-2004         3            T             ***
Oct-2004         1            T             ***
Nov-2004         1            T             ***
Dec-2004         1            T             ***
Jan-2005         5            T             ***
Feb-2005         2            T             ***
Mar-2005         1            T             ***
Apr-2005         2            T             ***
May-2005         1            T             ***

SWA                                    Page 2                            SA-28

                                     Table 1 to
                             Purchase Agreement No. 1810
                              Aircraft Information Table

                                        Escalation
                                         Estimate
Delivery     Number of     Aircraft     Adv Payment
                                           Base
Date         Aircraft       Block      Price Per A/P
Jun-2005         3            T             ***
Jul-2005         2            T             ***
Aug-2005         1            T             ***
Sep-2005         2            T             ***
Oct-2005         1            T             ***
Nov-2005         2            T             ***
Dec-2005         2            T             ***
Feb-2006         4            T             ***
May-2006         3            T             ***
Jun-2006         4            T             ***
Jul-2006         1            T             ***
Aug-2006         3            T             ***
Sep-2006         3            T             ***
Nov-2006         2            T             ***
Dec-2006         2            T             ***
Jan-2007         2            T             ***
Feb-2007         3            T             ***
Mar-2007         2            T             ***
Apr-2007         2            T             ***
May-2007         2            T             ***
Jun-2007         2            T             ***
Jul-2007         2            T             ***
Aug-2007         2            T             ***
Sep-2007         2            T             ***
Oct-2007         2            T             ***
Nov-2007         2            T             ***
Dec-2007         2            T             ***
Jan-2008         1            T             ***
Feb-2008         1            T             ***
Mar-2008         1            T             ***
Apr-2008         1            T             ***
May-2008         1            T             ***
Jun-2008         1            T             ***

SWA                                    Page 3                            SA-28

                    Table 2 to Purchase Agreement No. 1810
                    (Letter Agreement No. 6-112-RLL-933R19)
                       Option Aircraft Information Table

Price Description of Option Aircraft:

                    Base Aircraft      Special     Aircraft Basic     Base Year
                        Price          Features         Price          Dollars
Block M Option                ***             ***          ***      July 1992
Aircraft
Block N Option                ***             ***          ***      July 1992
Aircraft
Block O Option                ***             ***          ***      July 1992
Aircraft
Block P Option                ***             ***          ***      July 1992
Aircraft
Block U Option                ***             ***          ***      July 1999
Aircraft

Delivery of Rollover Option Aircraft:

Year of    Number of    Option Aircraft Block
Delivery    Option
           Aircraft
2007       Twenty (20)            Q
2008       Twenty (20)            R
2009         Six (6)              S
2009-      One Hundred            V
2012       Seventy-One
             (171)


Aircraft       Number of        Option      Adv Payment Base
Delivery        Option          Aircraft       Price Per
Mo. & Yr.      Aircraft          Block       Option Aircraft    Option Exercise
Oct-2004          4               M              ***            June 1, 2003
Nov-2004          2               M              ***            July 1, 2003
Dec-2004          2               M              ***          August 1, 2003
Feb-2005          1               N              ***         October 1, 2003
Mar-2005          4               N              ***        November 1, 2003
Apr-2005          2               N              ***        December 1, 2003
May-2005          1               N              ***         January 1, 2004
Jun-2005          1               N              ***        February 1, 2004
Jul-2005          1               N              ***           March 1, 2004
Aug-2005          1               N              ***           April 1, 2004
Sep-2005          3               N              ***             May 1, 2004
Oct-2005          2               N              ***            June 1, 2004
Nov-2005          1               N              ***            July 1, 2004

SWA                                    Page 1                            SA-28

                    Table 2 to Purchase Agreement No. 1810
                    (Letter Agreement No. 6-112-RLL-933R19)
                       Option Aircraft Information Table

Aircraft       Number of        Option              Adv Payment Base
Delivery        Option          Aircraft       Price Per
Mo. & Yr.      Aircraft          Block      Option Aircraft   Option Exercise
Dec-2005          1               N             ***            August 1, 2004
Jan-2006          2               O             ***         September 1, 2004
Mar-2006          3               O             ***          November 1, 2004
Apr-2006          2               O             ***          December 1, 2004
May-2006          2               O             ***           January 1, 2005
Jun-2006          1               O             ***          February 1, 2005
Jul-2006          2               O             ***             March 1, 2005
Aug-2006          1               O             ***             April 1, 2005
Oct-2006          1               O             ***              June 1, 2005
Nov-2006          1               O             ***              July 1, 2005
Dec-2006          1               O             ***            August 1, 2005
Apr-2007          1               P             ***          December 1, 2005
May-2007          1               P             ***           January 1, 2006
Jun-2007          1               P             ***          February 1, 2006
Jul-2007          1               P             ***             March 1, 2006
Aug-2007          1               P             ***             April 1, 2006
Sep-2007          1               P             ***               May 1, 2006
Oct-2007          1               P             ***              June 1, 2006
Nov-2007          1               P             ***              July 1, 2006
Dec-2007          1               P             ***            August 1, 2006
Jan-2008          2               U             ***         September 1, 2006
Feb-2008          3               U             ***           October 1, 2006
Mar-2008          2               U             ***          November 1, 2006
Apr-2008          2               U             ***          December 1, 2006
May-2008          2               U             ***           January 1, 2007
Jun-2008          2               U             ***          February 1, 2007
Jul-2008          2               U             ***             March 1, 2007
Aug-2008          2               U             ***             April 1, 2007
Sep-2008          2               U             ***               May 1, 2007
Oct-2008          2               U             ***              June 1, 2007
Nov-2008          2               U             ***              July 1, 2007
Dec-2008          2               U             ***            August 1, 2007

SWA                                    Page 2                            SA-28

                        Supplemental Agreement No. 29

                                       to

                         Purchase Agreement No. 1810

                                   between

                             THE BOEING COMPANY

                                      and

                            SOUTHWEST AIRLINES CO.

                     Relating to Boeing Model 737-7H4 Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of June 30, 2003, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

      WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

      WHEREAS, Buyer has agreed to exercise the following Option Aircraft in the following delivery positions as the following blocks and;

Quantity         Option Aircraft         Exercised          Delivery
                                          Delivery            Block
Four (4)         October 2004            October 2004           K
Two (2)          November 2004           November 2004          T
Two (2)          December 2004           December 2004          T
One (1)          March 2005              April 2004             T
One (1)          July 2005               April 2004             T
Two (2)          September 2005          June 2004              T
One (1)          October 2005            June 2004              T
One (1)          December 2005           July 2004              T

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810                          SA-29-1
K/SWA

      WHEREAS, Buyer has agreed to accelerate Block T Aircraft, one (1) November 2005 to February 2004 and one (1) December 2005 to April 2004 and;

      WHEREAS, Boeing and Buyer have agreed to convert all remaining Block M, N, O, and P Option Aircraft to Block U type pricing and escalation and similarly for all Rollover Option Aircraft and;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.
      NOTE - Buyer now has twenty-five (25) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28 and 29 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Letter Agreement No. 6-1162-JMG-669 entitled "Special Matters," is attached hereto and is hereby incorporated into the Agreement by this reference.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred sixty-one (261) Model 737-7H4 Aircraft, sixty-two (62) Model 737-7H4 Option Aircraft andd two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in June 2003 are:

*** for the October 2004 aircraft
*** for the April 2004 aircraft
*** for the June 2004 aircraft
*** for the July 2004 aircraft
*** for the November 2004 aircraft
P.A. No. 1810                          SA-29-2
K/SWA

*** for the December 2004 aircraft
*** Total

Buyer will pay the *** directly to Boeing upon execution of this agreement.

P.A. No. 1810                          SA-29-3
K/SWA

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                   SOUTHWEST AIRLINES CO.



By:  /s/ Michael S. Anderson        By: /s/ Deborah Ackerman

Its:    Attorney-In-Fact            Its:   VP-General Counsel
P.A. No. 1810                          SA-29-4
K/SWA

                             TABLE OF CONTENTS


                                                              Page      SA
                                                            Number   Number


ARTICLES

1.                    Subject Matter of Sale                 1-1     SA-13

2.                    Delivery, Title and Risk of Loss       2-1     SA-28

3.                    Price of Aircraft                      3-1     SA-28

4.                    Taxes                                  4-1

5.                    Payment                                5-1

6.                    Excusable Delay                        6-1

7.                    Changes to the Detail
                      Specification                          7-1      SA-1

8.                    Federal Aviation Requirements and
                      Certificates and Export License        8-1

9.                    Representatives, Inspection,
                      Flights and Test Data                  9-1

10.                   Assignment, Resale or Lease            10-1

11.                   Termination for Certain Events         11-1

12.                   Product Assurance; Disclaimer and
                      Release; Exclusion of Liabilities;
                      Customer Support; Indemnification
                      and Insurance                          12-1

13.                   Buyer Furnished Equipment and
                      Spare Parts                            13-1

14.                   Contractual Notices and Requests       14-1

15.                   Miscellaneous                          15-1

P.A. No. 1810                       i                                SA-29
K/SWA

                             TABLE OF CONTENTS


                                                              Page      SA
                                                            Number   Number

TABLE

1.                    Aircraft Information Table                     SA-29

2.                    Option Aircraft Information Table              SA-29

EXHIBITS

A                     Aircraft Configuration                         SA-13

B                     Product Assurance Document                      SA-1

C                     Customer Support Document

D                     Price Adjustments Due to
                      Economic Fluctuations - Aircraft               SA-13

E                     Buyer Furnished Equipment
                      Provisions Document

F                     Defined Terms Document


LETTER AGREEMENTS

1810-1                Waiver of Aircraft Demonstration Flight

P.A. No. 1810                       ii                               SA-29
K/SWA

                                      TABLE OF CONTENTS


                                                              Page      SA
                                                            Number   Number

RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2      Promotional Support                            SA-13

6-1162-RLL-933R19     Option Aircraft                                SA-28

6-1162-RLL-934R3      Disclosure of Confidential                     SA-14
                      Information

6-1162-RLL-935R1      Performance Guarantees                          SA-1

6-1162-RLL-936R4      Certain Contractual Matters                     SA-4

6-1162-RLL-937        Alternate Advance Payment Schedule

6-1162-RLL-938        ***

6-1162-RLL-939R1      Certification Flight Test Aircraft              SA-1

6-1162-RLL-940R1      Training Matters                                SA-1

6-1162-RLL-941R2      Other Matters                                  SA-13

6-1162-RLL-942        Open Configuration Matters

6-1162-RLL-943R1      Substitution Rights                             SA-6

6-1162-RLL-944        Airframe Maintenance Material Cost
                      Protection Program

6-1162-RLL-945        Comparison of 737-7H4 and 737-3H4
                      Block Fuel Burn

6-1162-RLL-1855R3     Additional Contractual Matters                  SA-4

6-1162-RLL-1856       ***                                             SA-1

6-1162-RLL-1857       Service Ready Validation Program                SA-1
                      Field Test

6-1162-RLL-1858R1     Escalation Matters                              SA-4

P.A. No. 1810                      iii                               SA-29
K/SWA

                                      TABLE OF CONTENTS


                                                              Page      SA
                                                            Number   Number


RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036       Amortization of Costs for
                      Customer Unique Changes                         SA-1

6-1162-RLL-2037       Reconciliation of the Aircraft                  SA-1
                      Basic Price

6-1162-RLL-2073       Maintenance Training Matters                    SA-1

6-1162-KJJ-054        Business Matters                               SA-13

6-1162-KJJ-055R1      Structural Matters                             SA-25

6-1162-KJJ-056        Noise and Emission Matters                     SA-13

6-1162-KJJ-057        Product Development Matters                    SA-13

6-1162-KJJ-058        Additional Substitution Rights                 SA-13

6-1162-KJJ-150        Flight Control Computer & Mode                 SA-14
                      Control Panel Spares Matter

6-1162-MSA-185R3      Delivery Change Contractual                    SA-21
                      Matters

6-1162-JMG-669        Special Matters                                SA-29

P.A. No. 1810                      iv                                SA-29
K/SWA

                                     Table 1 to
                             Purchase Agreement No. 1810
                              Aircraft Information Table

                       Base Aircraft     Special     Aircraft Basic     Base
                          Price         Features         Price          Year
                                                                       Dollars
Block A, B, C, D & E       ***            ***           ***         July 1992
Aircraft
Block F & G Aircraft       ***            ***           ***         July 1992
Block H Aircraft           ***            ***           ***         July 1992
Block I Aircraft           ***            ***           ***         July 1992
Block J Aircraft           ***            ***           ***         July 1992
Block K Aircraft           ***            ***           ***         July 1992
Block L Aircraft           ***            ***           ***         July 1992
Block T Aircraft           ***            ***           ***         July 1999

                                        Escalation
                                         Estimate
Delivery     Number of     Aircraft     Adv Payment
                                           Base
Date         Aircraft       Block      Price Per A/P
Dec-2000         2            E             ***
Jan-2001         1            E             ***
Feb-2001         1            E             ***
Mar-2001         2            E             ***
Jun-2001         3            E             ***
Sep-2001         3            E             ***
Oct-1998         1            F             ***
Nov-1998         2            F             ***
Dec-1998         2            F             ***
Mar-1999         2            G             ***
Jun-1999         2            H             ***
Jul-1999         1            H             ***
Aug-1999         1            H             ***
Sep-1999         2            H             ***
Oct-1999         1            H             ***
Mar-2000         1            H             ***
Apr-2000         2            H             ***
Sep-2000         1            H             ***
Oct-2000         2            H             ***
Mar-2001         2            H             ***

                                        Escalation
                                         Estimate
Delivery     Number of     Aircraft     Adv Payment
                                           Base
Date         Aircraft       Block      Price Per A/P
Oct-2001         3            H             ***
Nov-2001         2            I             ***
Dec-2001         1            I             ***
Jan-2002         1            I             ***
Mar-2002         4            I             ***
Apr-2002         2            I             ***
Dec-2002         2            I             ***
May-2003         1            I             ***
Jun-2003         2            I             ***
Jul-2003         1            I             ***
Aug-2003         1            I             ***
Sep-2003         3            I             ***
Nov-2002         1            J             ***
Dec-2002         1            J             ***
Nov-2003         2            J             ***
Dec-2003         2            J             ***
Mar-2004         1            I             ***
Mar-2004         1            K             ***
Apr-2004         3            K             ***
May-2004         1            K             ***
Jun-2004         2            K             ***
Jul-2004         2            K             ***
Sep-2004         1            K             ***
Oct 2004         4            K             ***
Oct-1999         1            L             ***
Nov-1999         2            L             ***
Dec-1999         1            L             ***
Jun-2000         3            L             ***
Jul-2000         3            L             ***
Sep-2000         1            L             ***
Oct-2000         1            L             ***
Nov-2000         4            L             ***
Dec-2000         1            L             ***
Jan-2001         1            L             ***
Feb-2001         1            L             ***
Jul-2001         1            L             ***
Sep-2001         1            L             ***
Oct-2001         1            L             ***
Mar-2003         2            L             ***

                                        Escalation
                                         Estimate
Delivery     Number of     Aircraft     Adv Payment
                                           Base
Date         Aircraft       Block      Price Per A/P
Jul-2003         1            L             ***
Aug-2003         2            L             ***
Nov-2001         1            T             ***
Feb-2002         1            T             ***
Jan-2004         2            T             ***
Feb-2004         1            T             ***
Apr-2004         3            T             ***
May-2004         1            T             ***
Jun-2004         3            T             ***
Jul-2004         1            T             ***
Aug-2004         2            T             ***
Sep-2004         3            T             ***
Oct-2004         1            T             ***
Nov-2004         1            T             ***
Dec-2004         1            T             ***
Jan-2005         5            T             ***
Feb-2005         2            T             ***
Mar-2005         1            T             ***
Apr-2005         2            T             ***
May-2005         1            T             ***
Jun-2005         3            T             ***
Jul-2005         2            T             ***
Aug-2005         1            T             ***
Sep-2005         2            T             ***
Oct-2005         1            T             ***
Nov-2005         2            T             ***
Dec-2005         2            T             ***
Feb-2006         4            T             ***
May-2006         3            T             ***
Jun-2006         4            T             ***
Jul-2006         1            T             ***
Aug-2006         3            T             ***
Sep-2006         3            T             ***
Nov-2006         2            T             ***
Dec-2006         2            T             ***
Jan-2007         2            T             ***
Feb-2007         3            T             ***
Mar-2007         2            T             ***
Apr-2007         2            T             ***

                                        Escalation
                                         Estimate
Delivery     Number of     Aircraft     Adv Payment
                                           Base
Date         Aircraft       Block      Price Per A/P
Jul-2007         2            T             ***
Aug-2007         2            T             ***
Sep-2007         2            T             ***
Oct-2007         2            T             ***
Nov-2007         2            T             ***
Dec-2007         2            T             ***
Jan-2008         1            T             ***
Feb-2008         1            T             ***
Mar-2008         1            T             ***
Apr-2008         1            T             ***
May-2008         1            T             ***
Jun-2008         1            T             ***

                                  Table 2 to Purchase Agreement No. 1810
                         (Letter Agreement No. 6-1162-RLL-933R19)
                            Option Aircraft Information Table

Price Desctiption of Option Aircraft:

                    Base Aircraft     Special    Aircraft Basic     Base Year
                        Price         Features        Price          Dollars
Block U Option           ***            ***            ***          July 1999
Aircraft

Delivery of Rollover Option Aircraft:

Year of    Number of     Option Aircraft Block
Delivery    Option
           Aircraft
2007        Twenty (20)     Q
2008        Twenty (20)     R
2009          Six (6)       S
2009-       One Hundred     V
2012        Seventy-One
              (171)

<F1>
Remaining Option Aircraft:                      62

Aircraft       Number of        Option              Adv Payment Base
Delivery        Option          Aircraft       Price Per
Mo. & Yr.      Aircraft          Block      Option Aircraft   Option Exercise
Feb-2005          1               U             ***         October 1, 2003
Mar-2005          3               U             ***        November 1, 2003
Apr-2005          2               U             ***        December 1, 2003
May-2005          1               U             ***         January 1, 2004
Jun-2005          1               U             ***        February 1, 2004
Aug-2005          1               U             ***           April 1, 2004
Sep-2005          1               U             ***             May 1, 2004
Oct-2005          1               U             ***            June 1, 2004
Nov-2005          1               U             ***            July 1, 2004
Jan-2006          2               U             ***       September 1, 2004
Mar-2006          3               U             ***        November 1, 2004
Apr-2006          2               U             ***        December 1, 2004
May-2006          2               U             ***         January 1, 2005
Jun-2006          1               U             ***        February 1, 2005
Jul-2006          2               U             ***           March 1, 2005

Aircraft       Number of        Option              Adv Payment Base
Delivery        Option          Aircraft       Price Per
Mo. & Yr.      Aircraft          Block      Option Aircraft   Option Exercise
Nov-2006          1               U             ***            July 1, 2005
Dec-2006          1               U             ***          August 1, 2005
Apr-2007          1               U             ***        December 1, 2005
May-2007          1               U             ***         January 1, 2006
Jun-2007          1               U             ***        February 1, 2006
Jul-2007          1               U             ***           March 1, 2006
Aug-2007          1               U             ***           April 1, 2006
Sep-2007          1               U             ***             May 1, 2006
Oct-2007          1               U             ***            June 1, 2006
Nov-2007          1               U             ***            July 1, 2006
Dec-2007          1               U             ***          August 1, 2006
Jan-2008          2               U             ***       September 1, 2006
Feb-2008          3               U             ***         October 1, 2006
Mar-2008          2               U             ***        November 1, 2006
Apr-2008          2               U             ***        December 1, 2006
May-2008          2               U             ***         January 1, 2007
Jun-2008          2               U             ***        February 1, 2007
Jul-2008          2               U             ***           March 1, 2007
Aug-2008          2               U             ***           April 1, 2007
Sep-2008          2               U             ***             May 1, 2007
Oct-2008          2               U             ***            June 1, 2007
Nov-2008          2               U             ***            July 1, 2007
Dec-2008          2               U             ***          August 1, 2007

6-1162-JMG-669


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Special Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:

***

All terms used and not defined herein will have the same meaning as in the Agreement.

1.    ***

2.    ***



3.    ***



4.    ***



5.    ***

Letter agreement no. 6-1162-DSF-483/737-7H4 dated August 19, 1998 is amended to ***

6.    Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Southwest Airlines Co.
6-1162-JMG-669
Page 2


Very truly yours,

THE BOEING COMPANY



By /s/ Michael S. Anderson

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date:June 30, 2003

SOUTHWEST AIRLINES CO.



By /s/ Deborah Ackerman

Its VP-General Counsel


P.A. No. 1810                                                        SA-29
K/SWA